UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Hawaiian Electric Industries, Inc.

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HEI

CATALYST FOR A BETTER HAWAI‘I

NOTICE OF

2023 ANNUAL MEETING & PROXY STATEMENT

March 24, 2023
Dear Fellow Shareholder:
On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), it is my pleasure to invite you to attend the 2023 Annual Meeting of Shareholders (2023 Annual Meeting) of HEI. As we emerge from the pandemic, we are excited to be returning to an in-person annual meeting. The meeting will be held on Friday, May 5, 2023 at 10:00 a.m., Hawai‘i time at the American Savings Bank Campus, 300 N. Beretania Street, 7th Floor, Kākou 1 & 2, Honolulu, HI 96817.
The Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted during the 2023 Annual Meeting.
Your vote is very important. Whether or not you attend the meeting, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the “Voting Procedures” section of the Proxy Statement.
For further details on HEI’s accomplishments in 2022, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.
The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support. I look forward to seeing you at the 2023 Annual Meeting.
Sincerely,
Scott W. H. Seu
President and Chief Executive Officer

A Message from Our Board of Directors
Dear Fellow Shareholder,
On behalf of the entire Board, thank you for your continued support and investment in Hawaiian Electric Industries (HEI).
2022 was a year of strong achievement for our HEI family of companies. While 2022 presented its share of challenges for everyone, including inflationary, supply chain and global energy dynamics, our companies performed well and continued to deliver on our strategies.
Our companies have proactively addressed our customers’ needs, deepened collaboration across our enterprise, delivered strong financial results and advanced transformative strategies that include our utility’s climate change action plan and our bank’s digital transition.
We are pleased to share with you an update on the Board’s work and an overview of HEI’s key strategic priorities for creating sustainable, long-term value for our shareholders and all of our stakeholders.
Continued Board Refreshment
We are committed to ensuring we have a diversity of perspectives, skills, gender, ethnicity and expertise needed to protect and create value. In the past year, our Board has appointed two new independent directors — Michael Kennedy and Yoko Otani.
Michael co-founded and served as CEO of clearXchange (now known as Zelle) and is known for his creative thinking, expertise in technology and financial services, and experience developing innovative strategies. Michael has been a member of the board of directors of our bank subsidiary, American Savings Bank, since 2018. Yoko served as an industry co-head in Global Relationship Banking at Citigroup and brings significant experience in financial services, risk management and regulatory matters.
With the addition of Michael and Yoko to the HEI Board, we have added six new independent directors since 2019. Over half of our directors are female, Asian or Native Hawaiian.
Ongoing Management Succession Planning
Our Board continues to focus on ensuring strong talent development and succession planning processes are in place — not just at the Board, but throughout the organization. For senior executives, the Nominating & Corporate Governance Committee and the full Board evaluate internal and external succession candidates.
As part of our succession planning process, in January 2023, Paul Ito was promoted to Executive Vice President and CFO of HEI. Paul was selected following a broad, national search conducted by the Board and the HEI leadership team. Paul has been with HEI since 2018, leading the accounting, financial reporting, tax and treasury functions in addition to supporting our enterprise risk management, investment analysis, strategic and operating plan functions and digital transformation initiatives. We were pleased to promote Paul as our CFO and look forward to the value he brings to our shareholders and stakeholders.
Financial Performance and Value Creation
Our strategic and financial performance reflect the strength of our businesses and our ability to deliver strong value for shareholders and our stakeholders. Combined our HEI enterprise earned $241 million in net income and $2.20 in earnings per share for the year, reflecting strong performance at both our utility and bank.
Our utility moved forward aggressively to add new renewable energy to our grid as we strive to cut carbon emissions from power generation 70% by 2030 (compared to 2005) and achieve net zero carbon emissions by 2045 or sooner. In 2022 we celebrated the end of coal in Hawai‘i, a key milestone in our climate change action plan. And the Utility launched a third round of major renewable energy procurements, continuing its ambitious transformation of Hawai‘i’s energy system. We continue to be industry leaders in enabling customer-owned rooftop solar and are now integrating more battery energy storage into our electric system than ever before. We also successfully completed our first full year under performance-based regulation, a new framework that gives us more stability and opportunity as we execute our clean energy transition. Even with an unprecedented combination of macroeconomic challenges in this first year under the new framework, our Utility earned $189 million in net income in 2022, a solid 6% increase over the prior year.
Our bank had a strong year as well, achieving earnings of $80 million. Excluding pandemic-related recovery items that were unique to 2021, this represented meaningful bank earnings growth over the prior year. The bank leveraged its strong customer relationships and best in class customer service to grow loans by 15% in 2022, the strongest loan growth in over a decade, while maintaining our high standards of loan underwriting.
These results demonstrate the strength of HEI’s combined structure, which provides the financial resources to invest in the growth of our company and the promise of Hawai‘i’s future, while continuing to deliver a strong dividend for shareholders. Based on our 2022 performance and our confidence in our prospects, this February we increased our dividend for the fifth year in a row.
Commitment to Human Capital Management
Human capital management is central to achieving our strategic priorities. We are committed to supporting the long-term success and sustainability of our Company and workforce by fostering a collaborative, inclusive culture. In 2022, our Board and management team spent considerable time evolving our enterprise-wide human capital management strategy, which is focused on attracting, developing and retaining the talent needed to lead our companies forward. Our goal is to continue to be recognized as an employer of choice, attracting talent from Hawai‘i and more broadly.
Our workforce is highly diverse. As reflected in our reported 2022 Equal Employment Opportunity (EEO-1) data, at Hawaiian Electric 90% of the total workforce was racially diverse, as were approximately 85% of leaders and 56% of executives. Across ASB, in 2022 89% of all teammates were racially diverse, as were approximately 85% of leaders and 80% of executives.
Harnessing the value of our diversity for our stakeholders and shareholders requires an inclusive culture that ensures diverse perspectives inform our decisions at all levels and all functions. We are committed to enhancing our culture to bring forth this value. This takes time and effort and is essential to our success moving forward.
Board Oversight of Strategy and Risk Management
Effective management of risks and opportunities leads to sustained long-term value creation for our investors and improves the sustainability, well-being and resilience of our communities, our state and our environment.
Our full Board reviews and provides input on our strategies and major risks and determines our risk appetite. This includes risks relating to a number of topics, including but not limited to, safety, other human capital considerations and climate change. As part of this review, this past year the Board deepened its focus on cybersecurity within the Audit & Risk Committee.
As a Board, we consider ESG-related strategies and risks in the context of our overall company strategies and risks. As such, we have integrated oversight of ESG risks and opportunities into our existing Board and committee responsibilities. In considering our Board composition, we also ensure we have directors who have direct experience related to ESG topics relevant to our strategies, including renewable energy, climate change strategy and environmental management.
Shareholder and Stakeholder Engagement
We believe strong corporate governance includes engaging with our shareholders and stakeholders and incorporating their views into our decision-making processes. Over the past year, the Company reached out to or engaged with shareholders representing more than 50% of our institutional shareholder base, with independent directors participating as appropriate. In our engagements, we covered topics such as financial and operational performance, board composition, oversight of cybersecurity and progress on our climate goals.
In part as a result of shareholder feedback, we continue to enhance our governance and ESG practices. For example, in response to shareholder input, in 2020 we began the process of declassifying our Board. As of the 2023 Annual Meeting, our Board is fully de-classified, with all HEI directors standing for election this year.

We value your support, and we continue to encourage you to share your opinions with us. We look forward to the year ahead as we continue our tireless work to create long-term customer, community and shareholder value. On behalf of the Board of Directors, thank you for your continued support.
Aloha,
HEI Board of Directors
Admiral Thomas B. Fargo, Chair of the Board
Celeste A. Connors	Michael J. Kennedy
Richard J. Dahl	Yoko Otani
Elisia K. Flores	Keith P. Russell
Peggy Y. Fowler	William James Scilacci, Jr.
Micah A. Kāne	Scott W. H. Seu

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Notice of 2023 Annual Meeting of Shareholders

TIME AND DATE	LOCATION	RECORD DATE
Friday, May 5, 2023 at 10:00 a.m., Hawai‘i Time	The 2023 Annual Meeting will be conducted in-person at American Savings Bank Campus, 300 N. Beretania St., 7th Floor, Kākou 1 & 2, Honolulu, HI 96817	March 1, 2023
DESCRIPTION		BOARD RECOMMENDATION
Proposal 1	Election of ten directors to serve a one-year term expiring at the 2024 Annual Meeting of Shareholders.	FOR Each Nominee
Proposal 2	Advisory vote to approve the compensation for HEI’s named executive officers.	FOR
Proposal 3	Advisory vote on the frequency of future advisory votes on HEI’s executive compensation.	FOR Every One Year
Proposal 4
Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2023.
Transaction of such other business as may properly come before the 2023 Annual Meeting.
FOR
The 2022 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2023 Annual Meeting of Shareholders and accompanying Proxy Statement.
Shareholders of record as of the close of business on the record date are entitled to receive notice of, attend, submit questions and vote at the 2023 Annual Meeting. To attend, you must bring government-issued photo identification. If your shares are held in street name, you must also bring evidence of ownership on the record date (such as a brokerage account statement). If you represent an entity that is a shareholder, you will also need proof of authority for representation.
On or about March 24, 2023, these proxy materials and annual report are being mailed or made available to shareholders.
How To Vote Your Shares
Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:
BEFORE THE MEETING	DURING THE MEETING

By Telephone: You can vote your shares by calling 1-800-690-6903.	By Internet: You can vote your shares online at www.proxyvote.com.	By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	In Person: Attend our annual meeting and vote by ballot.
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in “street name”) should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the “Voting Procedures — Changing your vote” section of the accompanying Proxy Statement. It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote in person at the 2023 Annual Meeting
By Order of the HEI Board of Directors,
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary
March 24, 2023
Important Notice Regarding the Internet Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders to be held on May 5, 2023
The accompanying Proxy Statement, 2022 Annual Report to Shareholders and 2022 Annual Report on Form 10-K are available at www.hei.com

Proxy Summary
Proxy Summary
This summary contains highlights about our Company and the upcoming 2023 Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.
VOTING MATTERS
Management Proposals	Board Vote Recommendation	Page
1. Election of Ten Directors	FOR Each Nominee	7
2. Advisory Vote to Approve the Compensation of HEI’s Named Executive Officers	FOR	29
3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	FOR Every One Year	65
3. Ratification of Appointment of Independent Auditor for 2023	FOR	70
ELECTION OF DIRECTORS
The following table provides summary information about the ten nominees for election to the Board of Directors (Board) of Hawaiian Electric Industries, Inc. (HEI or the Company). Additional information about all of HEI’s directors, including these nominees, may be found beginning on page 8.
Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards
Celeste A. Connors	47	2019	Chief Executive Officer, Hawai‘i Green Growth Local2030 Hub		NCGC	None
Richard J. Dahl	71	2017	Former Chairman, President & Chief Executive Officer, James Campbell Co., LLC		CC (Chair), ARC, EC	Dine Brands Global, Inc. (Chair) IDACORP (Chair)
Admiral Thomas B. Fargo	74	2005	President, Fargo Associates, LLC		CC, NCGC, EC (Chair)	The Greenbrier Companies Matson, Inc.
Elisia K. Flores	38	2021	Chief Executive Officer & Vice Chair, L&L Franchise Inc.		ARC	None
Peggy Y. Fowler	71	2011	Former Chief Executive Officer, Portland General Electric Company		CC, NCGC (Chair), EC	Columbia Banking System, Inc.
Micah A. Kāne	54	2019	President & Chief Executive Officer, Hawai‘i Community Foundation		CC, NCGC	None
Michael J. Kennedy	51	2022	Former Chief Executive Officer, Velo Labs		None	None
Yoko Otani	68	2023	Partner, Straterix		ARC	None
William James Scilacci, Jr.	67	2019	Former Executive Vice President & Chief Financial Officer, Edison International		ARC (Chair), EC	None
Scott W. H. Seu	57	2022	President & Chief Executive Officer, Hawaiian Electric Industries, Inc.		EC	None
ARC — Audit & Risk Committee
CC — Compensation & Human Capital Management Committee
EC — Executive Committee
NCGC — Nominating and Corporate Governance Committee

Proxy Summary
GOVERNANCE HIGHLIGHTS
HEI’s governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:
BOARD OF DIRECTORS
Independent Chair of the Board	YES
Number of independent directors	9 of 101
Number of directors who are from diverse (non-Caucasian) ethnic backgrounds	4 of 101
Number of directors who are women	4 of 101
All Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committee members are independent	YES
All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2022 (during the period that the director served as a director)	YES
Policy limitation on membership on other public company boards	YES
Annual Board and committee self-evaluations and periodic director self and peer review	YES
Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in the event of a significant change in their employment	YES
Share ownership and retention requirements for directors and executives	YES
1The size of the Board of Directors will decrease to 10 directors upon Mr. Russell's retirement effective after the 2023 Annual Meeting. The table above reflects Board composition after Mr. Russell’s retirement and assumes all other incumbent directors are elected.
*For additional information see page 22.
CURRENT DIRECTORs
Experience/Expertise		Tenure (Years)	Utility/Energy Industry	Banking	Local Hawai‘i Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Entrepreneurship/Business Transformation	Government & Regulation	Financial/Accounting	Legal & Risk Management	Corporate Governance
Celeste A. Connors	Independent	4
Richard J. Dahl	Independent	6
Admiral Thomas B. Fargo, USN	Independent (Chair)	18
Elisia K. Flores	Independent	1
Peggy Y. Fowler	Independent	12
Micah A. Kāne	Independent	4
Michael J. Kennedy	Independent	<1
Yoko Otani	Independent	<1
Keith P. Russell1	Independent	12
William James Scilacci, Jr.	Independent	4
Scott W. H. Seu	CEO	1
1Mr. Russell is retiring from the Board, and will not be standing for reelection at the 2023 Annual Meeting.
The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.

Proxy Summary
Race/Ethnicity*	Asian	Native Hawaiian or Other Pacific Islander	Hispanic or Latino	Black or African American	White	American Indian or Alaska Native	Female	Male
Celeste A. Connors
Richard J. Dahl
Admiral Thomas B. Fargo, USN
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
Michael J. Kennedy
Yoko Otani
Keith P. Russell1
William James Scilacci, Jr.
Scott W. H. Seu
*
Based on directors’ self-reported race/ethnicity.

1Mr. Russell is retiring from the Board, and will not be standing for reelection at the 2023 Annual Meeting.
HEI — A Catalyst for Hawai‘i’s Vibrant Future
At HEI our companies provide the energy and financial infrastructure that empowers much of the economic and community activity of our state.
Creating sustainable value for all of our stakeholders is what drives our ability to deliver sustainable, long-term value for shareholders. This principle is embedded in our core strategies:
Hawaiian Electric — Focused on achieving aggressive climate goals in a way that is affordable, reliable and resilient for our customers.
American Savings Bank — Investing in Hawai‘i’s economic growth, fostering innovation and entrepreneurship to diversify and expand our economy, and advancing affordability and financial fitness.
Recent highlights include:
Hawaiian Electric
•
Recognizing the challenging macroeconomic backdrop in 2022, we found more ways to care for our customers in need of assistance, including by extending payment plans, waiving late fees for customers on payment plans and raising the threshold for disconnections

•
Continued to progress our clean energy transition by executing on key elements of our Climate Change Action Plan, which seeks to reduce greenhouse gas (GHG) emissions from power generation by 70% by 2030 (from 2005 baseline levels) and achieve net zero carbon emissions by 2045. In 2022 we:

◦
ended the use of coal in our state with the retirement of Hawai‘i’s last coal power plant

◦
integrated Oahu’s first utility-scale solar-plus-storage project to our grid

◦
continued to expand our procurement of renewable generation, laying the groundwork for our recently-launched Stage 3 request for proposals seeking 1,715 GWh of variable renewable dispatchable energy annually

◦
selected seven solar projects on O‘ahu, Hawai‘i Island and Maui to be the first on each island to offer community-based renewable energy for customers who meet low-and moderate-income levels and are unable to install privately owned rooftop solar

◦
launched the “Charge Up Commercial” pilot program to help non-residential customers reduce the upfront investment and complexity of installing EV charging stations

◦
continued to recognize the important role that customer-owned generation plays in helping our state reach its aggressive clean energy targets by progressing our Battery Bonus program, which saw a 300% increase in applications on O‘ahu during the year. We also launched the program on Maui in June

Proxy Summary
•
Our efforts to increase renewable energy and reduce GHG emissions enabled us to achieve a renewable portfolio standard (RPS) of 32% in 2022, using a new calculation signed into law during the year. Under the old formula, the RPS for 2022 would have been 39%, up from 38% in 2021.1

American Savings Bank
•
Continued to perform very well through 2022, demonstrating the value of our conservative management approach, good credit quality and low-cost funding base

•
Achieved the strongest loan growth in over a decade, at 15%, while maintaining conservative lending practices

•
Progressed key priorities of our digital transformation, including by implementing Zelle, which provides customers with a secure, fast and convenient way to send money digitally to friends and family

•
Originated 270 new Clean Energy Loans totaling over $12 million, allowing homeowners to purchase and install their own photovoltaic systems, solar water heaters, solar air conditioning and battery backup and storage

Delivering Long-term Shareholder Value
	Net Income	Diluted Earnings per Share (EPS)	Return on Average Common Equity
2022	$241M	$2.20	10.5%
2021	$246M	$2.25	10.4%
2020	$198M	$1.81	8.6%
	Total Shareholder Return (%)
	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index
2022	4.3%	(18.1)%	1.2%	(6.9)%
3-year	(1.2)%	24.8%	17.1%	16.1%
5-year	36.8%	56.9%	52.7%	18.6%
10-year	143.4%	226.5%	180.5%	167.2%
Source: S&P Global Inc.
2022 Financial Highlights
•
Solid financial performance from across the Company reflects the continued strategic benefits of HEI’s combination of companies, which earned $241 million in net income and $2.20 in EPS for the full year

◦
Hawaiian Electric delivered good financial performance under first full year of Performance Based Regulation, delivering earnings growth of 6% despite historically high inflation, fuel prices and interest rates, as well as global supply chain challenges

◦
Strong profitability and execution from American Savings Bank, which executed on market opportunities to grow loans at historically high levels and grow net interest income by 7%

Robust Sustainability Focus
ESG considerations are embedded in our governance structures, strategies, risk management and reporting.
•
Board oversight of relevant ESG matters is integrated into existing governance structures, including full Board review of material ESG-related strategies, Audit & Risk Committee oversight of material ESG risks, Compensation & Human Capital Management Committee responsibility for ESG-related compensation and human capital management matters and Nominating and Corporate Governance Committee responsibility for ensuring an appropriate Board governance framework for material ESG matters

•
We have robust ESG expertise among our Board members, including directors with direct experience in renewable energy, climate change policy and strategy, environmental management and corporate governance

•
ESG goals, including GHG emissions reduction targets, are part of our executive compensation program

•
ESG considerations are woven into our strategic planning and enterprise risk management processes.

•
We continue to enhance our sustainability disclosures to serve the needs of shareholders, customers and other stakeholders. In 2022 we published our first enterprise-wide greenhouse gas emissions inventory, and we're continuing to expand that reporting this year. Our annual HEI enterprise sustainability report includes our Task Force on Climate-related Financial Disclosures (TCFD)-aligned reporting and Sustainability Accounting Standards Board (SASB)-aligned data for HEI's utility and bank subsidiaries

1
The new calculation determines RPS as the percentage of electricity generated by renewable resources. Using this calculation, the 32% for 2022 represents no change in RPS from 2021. The previous RPS calculation reflected the renewable percentage of electricity sold.

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS — PAYING FOR PERFORMANCE
Incentivizing Value Creation
The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders. For HEI and Utility management, safety, reliability, customer satisfaction and advancing our Utility’s transformation to increased renewable energy have been key goals of annual performance-based compensation for some time. Because of the strategic importance of achieving our decarbonization goals, for 2022 the Board tied 20% of HEI and Utility executives’ long-term performance-based compensation to carbon emissions reductions and 10% of Hawaiian Electric’s 2022 annual performance-based executive compensation to decarbonization.
Emphasis on Long-term and Performance-Based Compensation
Executive compensation is composed of four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and restricted stock units vesting in equal annual installments over three years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunities for each named executive officer linked to the Company’s financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic objectives and critical short-term goals that are linked to long-term objectives.
2022 Named Executive Officer (NEO) Pay Opportunity
Pay Aligned with Company Performance
Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR). HEI CEO annual incentive pay is linked to HEI’s adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.

Proxy Summary
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE DECISION-MAKING
The Compensation & Human Capital Management Committee, all the members of which are independent, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation & Human Capital Management Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.
The Compensation & Human Capital Management Committee believes that the Company’s executive officer compensation program reflects favorably on the Company’s pay-for-performance objective, is aligned with shareholder interests and compares well to the Company’s peers.
OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:
Majority of target compensation opportunity tied to performance	No tax gross ups (except for executive death benefit frozen in 2009)
Rigorous performance goals are aligned with business strategy	No employment contracts
Stock ownership and retention requirements apply to named executive officers	Minimal perquisites
Clawback policy for performance-based pay	Prohibition against hedging and pledging of HEI stock
“Double trigger” change-in-control agreements	No dividends or dividend equivalents paid on unearned performance shares

Proposal No. 1: Election of Ten Directors
Proposal No. 1: Election of Ten Directors
In accordance with HEI’s Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at ten directors effective at the 2023 Annual Meeting, which historically was divided into three classes with staggered terms. The division of the directors into classes with staggered terms began a phased termination process at the 2021 Annual Meeting, with all classes having been eliminated entirely at the 2023 annual meeting of shareholders. The Board proposes that the following nominees be elected at the 2023 Annual Meeting:
Ten directors to serve until the 2024 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:
Thomas B. Fargo, Chair
Celeste A. Connors
Richard J. Dahl
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
Michael J. Kennedy
Yoko Otani
William James Scilacci, Jr.
Scott W. H. Seu
All of the director nominees are incumbent directors of HEI. Directors elected at the 2023 Annual Meeting of Shareholders will serve a one-year term expiring in 2024. The Board has determined that all director nominees except Mr. Seu are independent under the applicable standards for director independence, as discussed below under “Board of Directors — Independent Directors.” All director nominees have consented to serve a one-year term expiring at the 2024 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2023 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.
Information regarding the business experience and certain other directorships for each director nominee is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of this Proxy Statement that each of the nominees and continuing directors should serve on the Board in light of HEI’s current business and structure.
The Board recommends that you vote FOR each nominee listed above to serve as a Director.

Director Nominees for Election
Director Nominees for Election

Admiral Thomas B. Fargo, USN (Retired)
Independent Director Chair of the Board Executive Committee Chair Compensation & Human Capital Management Committee Member Nominating and Corporate Governance Committee Member

Age: 74 Independent Director Since: 2005 Principal Occupation: President, Fargo Associates, LLC
EXPERTISE
CRITICAL CUSTOMERS
RISK MANAGEMENT
CORPORATE GOVERNANCE
LEADERSHIP
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
EDUCATION
Bachelor of Science, United States Naval Academy
Executive and Business Training —
Harvard University; Stanford University
In addition to extensive leadership expertise, Admiral Fargo brings to the Board deep knowledge of the U.S. military, a major customer of HEI’s electric utility subsidiary and a key driver of Hawai‘i’s economy. Admiral Fargo served as Commander of the U.S. Pacific Command, and in that post, he was responsible for the security of nearly 52% of the world’s surface.
He has top level management, strategic planning, and financial and non- financial risk assessment skills developed over 40 years of leading nine diverse organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.
He has extensive corporate governance experience including audit, compensation and governance committees, from service on several private and public company boards, including as chairman of Huntington Ingalls Industries.
PROFESSIONAL EXPERIENCE
Owner, Fargo Associates LLC (since 2005) (defense and homeland/national security consultancy)
Commander of the U.S. Pacific Command (retired)
PUBLIC COMPANY BOARDS
The Greenbrier Companies (since 2015), Lead Independent Director (2021-2022), Chairman (since September 2022) (rail manufacturing & licensing services)
Matson Inc. (since 2012) (transportation & logistics)
PAST PUBLIC COMPANY BOARDS
Huntington Ingalls Industries, Chairman (2011-2020) (military shipbuilder)
Northrop Grumman Corporation (2008-2011)
Hawaiian Holdings, Inc. (2005-2008) (Hawaiian Airlines holding company)
Alexander & Baldwin (2011-2012)
OTHER POSITIONS
Director, United Services Automotive Association (2006-2021), Chairman
(2019-2021)
Advisory Board Member, National Bureau of Asian Research (since 2005)
Director, AtHoc (until 2016)
Director, GTA Teleguam (until 2017)
Senior Advisor, SKAI Ventures (2005-2009)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2005-2016)
Director, American Savings Bank (HEI Subsidiary) (since 2022)

Director Nominees for Election

Celeste A. Connors
Independent Director Nominating and Corporate Governance Committee Member

Age: 47 Independent Director Since: 2019 Principal Occupation: Chief Executive Officer, Hawai‘i Green Growth Local2030 Hub (since 2021)
EXPERTISE
ENERGY, UTILITIES
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
LEADERSHIP
ENTREPRENEURSHIP
EXECUTIVE MANAGEMENT
RISK MANAGEMENT
CLIMATE RISK
EDUCATION
Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS)
Bachelor of Arts, International Relations, Tufts University
Ms. Connors is a recognized leader in climate risk, related mitigation strategies and environmental sustainability with over two decades of experience shaping economic development and energy policy.
As CEO of the Hawai‘i Green Growth Local2030 Hub, an internationally recognized center of excellence, Ms. Connors is leading strategies to scale policy, technology, and financial solutions to build community resilience. As the Executive Director of Hawai‘i Green Growth (2015-2021), a Hawai‘i-based network of over 150 members, Ms. Connors convened business, government and non-profit stakeholders to catalyze action on Hawai‘i’s 2030 sustainability goals and deliver long-term value to all. She has extensive experience in resilient infrastructure project development, management and finance as the co- founder and CEO of c.dots development.
Ms. Connors is a climate risk and national security expert with significant government, regulatory and policy experience from serving at the White House National Security Council (2008-2012) as the Director for Climate and Environment managing policy across all US federal agencies. In this role, she was also part of the National Economic Council where she led green growth and economic development strategies, supporting the 2009 APEC Summit and the UN Framework Convention on Climate Change (UNFCCC) negotiations. Ms. Connors advised the President, Vice President, Cabinet members and other government leaders on environment and sustainable development strategy. She is also a foreign policy expert having served overseas as a diplomat with the U.S. Department of State.
Raised in Hawai‘i, Ms. Connors has a proven track record of working to achieve Hawai‘i’s energy and sustainability goals, which adds significant value to HEI’s efforts to accelerate a sustainable future for Hawai‘i.
PROFESSIONAL EXPERIENCE
Executive Director of Hawai‘i Green Growth (network based organization focused on achieving Hawai‘i’s 2030 climate, energy and environmental sustainability goals (2015-2021)
Visiting Scholar and Associate Practitioner in Residence (Energy, Resources and Environment Program), Johns Hopkins University (2012-2019)
Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver resilient infrastructure (since 2012)
Director (Environment and Climate Change), National Security Council, White House (2008-2012)
Diplomat, U.S. Department of State (2000-2012)
Foreign Policy Advisor (Office of the Mayor), City of New York (1999-2000)
OTHER POSITIONS
Affiliate Faculty, University of Hawai‘i, Hawai‘i Natural Energy Institute (HNEI) (since 2021)
Advisory Board, U.S. Department of Defense, INDOPACOM, Climate Change Impact (CCI) Program (since 2021)
Adjunct Senior Fellow, East West Center (education and research organization established by the U.S. Congress in 1960 to strengthen relations between Asia, the Pacific, and the United States) (since 2020)
North America Regional Facilitator, United Nations Environment Programme (UNEP) (since 2020)
Director, American Savings Bank (HEI Subsidiary) (since 2022)

Director Nominees for Election

Richard J. Dahl
Independent Director Executive Committee Member Compensation & Human Capital Management Committee Chair Audit & Risk Committee Member

Age: 71 Independent Director Since: 2017 Principal Occupation: Former Chairman, President, and Chief Executive Officer, James Campbell Company LLC (2010-2016)
EXPERTISE
STRATEGIC & CORPORATE MANAGEMENT
CORPORATE TRANSFORMATION
FINANCE AND ACCOUNTING
CORPORATE GOVERNANCE
BANKING
ENERGY, UTILITIES
LEADERSHIP
RISK MANAGEMENT
AUDIT
EDUCATION
Bachelor of Science, University of Idaho
Mr. Dahl has significant leadership, strategy, audit and risk management expertise. He has in-depth experience in corporate transformation and restructuring and in driving improved corporate governance and shareholder engagement. His experiences working in Hawai‘i and on the U.S. mainland, and in banking and the electric utility industry, bring valuable perspective to the Board.
He brings with him to the Board in-depth understanding of the two industries in which HEI operates from his senior executive roles at Bank of Hawai‘i Corporation and his current service as chairman of IDACORP, Inc. and its principal subsidiary, Idaho Power Company.
He is an audit, risk management and financial expert from his former chairmanship of the IDACORP, Inc. audit committee, membership on the Dine Brands Global, Inc. audit committee, previous work experience with accounting firm Ernst & Young, and prior licensure as a Certified Public Accountant and Certified Bank Auditor.
Under Mr. Dahl’s leadership, Dole Food Company invested in a number of sustainability initiatives that secured external recognition. Dole was named one of the World’s Most Ethical Companies by Ethisphere Magazine and undertook a carbon offset program to secure a carbon neutral operating footprint.
PROFESSIONAL EXPERIENCE
Interim Chief Executive Officer, Dine Brands Global, Inc. (formerly known as DineEquity) (March 2017 – September 2017) (franchiser of over 3000 Applebee’s and IHOP restaurants)
Non-Executive Chairman, James Campbell Company, LLC (privately held real estate investment and development company) (2016-2019), Executive Chair, President and CEO (2010-2016)
President and Chief Operating Officer (2004-2007) and Chief Finance Officer (2002-2004), Dole Food Company
President and Chief Operating Officer, Bank of Hawai‘i Corporation (1981-2002)
Ernst & Young (1973-1981)
PUBLIC COMPANY BOARDS
Dine Brands Global, Inc. (formerly known as DineEquity) (since 2004); Non-Executive Chairman (since March 2017)
IDACORP (since 2008) (currently decommissioning/divesting ownership of its coal plants), Chairman (since May 2019)
PAST PUBLIC COMPANY BOARDS
Non-Executive Chairman, International Rectifier Corporation (2008-2015) (leading manufacturer and distributor of power management semi-conductors and researcher in battery storage)
OTHER POSITIONS
Director, Hawaiian Electric Company, Inc. (HEI subsidiary) (2017-2019)
Director, American Savings Bank, (HEI Subsidiary) (since 2022)

Director Nominees for Election

Elisia K. Flores
Independent Director Audit & Risk Committee Member ASB Audit Committee Chair

Age: 38 Independent Director Since: 2021 Principal Occupation: Chief Executive Officer & Vice Chair, L&L Franchise, Inc. (since 2019)
EXPERTISE
FINANCE AND ACCOUNTING
AUDIT
FINANCIAL OVERSIGHT
LEADERSHIP
STRATEGIC PLANNING
STRATEGIC & OPERATIONAL MANAGEMENT
EXECUTIVE MANAGEMENT
EDUCATION
Bachelor of Science, University of Southern California, Marshall School of Business
Executive Master of Business Administration, University of California Los Angeles, Anderson School of Management
Ms. Flores is a recognized business leader. She has executive leadership, strategic planning and financial oversight experience from serving as CEO and CFO of L&L Franchise, a national franchisor, which has 210 restaurants across the country and in Japan. As CEO she is responsible for setting the strategic vision of the company and driving new growth initiatives. She has been instrumental in developing key partnerships to expand the L&L brand, strengthening the brand across markets and implementing national revenue generating programs for the franchises.
Ms. Flores has notable financial and corporate audit experience from serving as Senior Finance Manager and Corporate Auditor at General Electric Company where she received the 2010 Contemporary Leadership Award. She also has financial oversight and board leadership experience as Chair of the ASB Audit Committee since 2019.
Ms. Flores’ business acumen and innovation make her a valuable addition to the Board. She was named Business Leader of the Year by Pacific Business News in 2020 and 2021. Her knowledge and sensitivities to Hawai‘i’s unique business and government environment also provide significant value.
PROFESSIONAL EXPERIENCE
Chief Financial Officer, L&L Franchise, Inc. (2014 to July 2019)
Senior Finance Manager, General Electric Company, Energy Sector (2010-2014)
Corporate Auditor, General Electric Company, Corporate Sector (2008-2010)
OTHER POSITIONS
Director (since 2019), Chairman of the Finance Committee (since 2021), Hawai‘i Pacific Health (one of Hawai‘i’s largest health care systems, with a network of four hospitals, nearly 25 outpatient centers and 1,100-plus physicians on four islands)
Director, American Savings Bank (HEI Subsidiary) (since 2018)

Director Nominees for Election

Peggy Y. Fowler
Independent Director Executive Committee Member Nominating and Corporate Governance Committee Chair Compensation & Human Capital Management Committee Member

Age: 71 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer, Portland General Electric Company (PGE) (2000-2009)
EXPERTISE
LEADERSHIP
ENERGY, UTILITIES
RENEWABLES
ENVIRONMENTAL MANAGEMENT
CORPORATE GOVERNANCE
FINANCIAL OVERSIGHT
REGULATORY COMPLIANCE
FINANCE AND ACCOUNTING
EDUCATION
Public Utility Executive Program, University of Idaho and University of Michigan
Bachelor of Science, Chemistry and Bachelor of Science, Math, George Fox University
With experience as Chief Executive Officer of a NYSE-listed public utility company, and as director for the Portland Branch of the Federal Reserve Bank of San Francisco and Columbia Banking System, Inc. (a publicly traded bank holding company), Ms. Fowler brings a unique combination of utility and banking knowledge to the Board.
Ms. Fowler was recognized as Oregon’s Most Admired CEO in a 2005 Portland Business Journal survey, and as Portland’s First Citizen in 2007 by the Portland Metropolitan Association of Realtors. Ms. Fowler was awarded the Oregon History Makers recognition in 2015, and the 2016 Joan Austin Lifetime Achievement Award recognizing her as one of Portland, Oregon’s most-respected business leaders.
Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE’s environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler’s tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked #1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility.
Under Ms. Fowler’s leadership, wind and solar projects were constructed and integrated into the PGE grid. Under her leadership as HEI’s Nominating and Corporate Governance Chair, the company underwent a new director refresh, CEO transition for HEI, Hawaiian Electric and ASB, decreased tenure, provided greater proxy access, eliminated the staggered board and implemented majority voting.
PROFESSIONAL EXPERIENCE
38 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions (including as President and Chief Executive Officer, Chief Operating Officer, and Board Member) and operating positions.
PUBLIC COMPANY BOARDS
Director, Columbia Banking System, Inc. (since 2023)
PAST PUBLIC COMPANY BOARDS
Umpqua Holdings Corp., Director (2009-2023), Chairman (2012-2023) (bank holding company)
Portland General Electric (2006-2012)
OTHER POSITIONS
Director and Chairman of the investment committee, Cambia Health Solutions (not-for-profit health insurer) (2005-2020)
Director, PGE Foundation (since 1997)
Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2009-2016)
Director, American Savings Bank (HEI Subsidiary) (since 2022)

Director Nominees for Election

Micah A. Kāne
Independent Director Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Member

Age: 54 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Hawai‘i Community Foundation, Since 2017
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT
ORGANIZATIONAL LEADERSHIP
EDUCATION
Master of Business Administration, University of Hawai‘i at Manoa
Bachelor of Arts, Business
Administration, Menlo College
Mr. Kāne is a well-respected leader in the State of Hawai‘i and brings extensive leadership and a deep understanding of Hawai‘i’s cultural, business and political environment to the Board.
His career has been distinguished by his leadership of significant private and public trusts, including his current role as Chief Executive Officer of Hawai‘i Community Foundation, Hawai‘i’s largest and oldest Foundation ($900 million in assets and distributing more than $100 million in community grants annually); his prior service as a Trustee of the largest land trust in the state of Hawai‘i, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity to improve the capability and well-being of people of Hawaiian ancestry; and his prior role as Chairman/Director of the State of Hawai‘i Department of Hawaiian Homelands.
As an acknowledged Native Hawaiian community leader, Mr. Kāne brings invaluable experience in understanding Hawai‘i’s complex cultural and land use history (nearly 27% of the population self-identifies as Native Hawaiian and other Pacific Islander). Mr. Kāne has brought to bear this knowledge and his business acumen to bring the community together to address the most important issues of our day including environmental sustainability, homelessness and affordable housing.
Mr. Kāne also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.
PROFESSIONAL EXPERIENCE
Chief Operating Officer, Pacific Links Hawai‘i LLC (golf course owner, developer and operator) (2011-2016)
Principal, the KĀNE Group LLC (Hawai‘i-based company focused on land and financing matters for planned community infrastructure and general business development) (since 2010)
Trustee, Kamehameha Schools ($14.7 billion endowment and Hawai‘i’s largest private landowner with over 363,194 acres of land on Hawai‘i island, Maui, Moloka’i, O’ahu and Kaua’i) (2009-2021)
OTHER POSITIONS
Director, Na Ku Pa’a O Kuhio, not for profit focused on supporting the beneficiaries of the Hawaiian Homes Commission Act (since 2007)
Chairman, Menlo College Board of Trustees, Atherton, CA (supporting Hawai‘i kids to college) (since 2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2012-2019)
Director, American Savings Bank (HEI Subsidiary) (since 2022)

Director Nominees for Election

Michael J. Kennedy
Independent Director

Age: 51 Independent Director Since: 2022 Principal Occupation: Former Chief Executive Officer, Velo Labs (2021-2022)
EXPERTISE
LEADERSHIP
STRATEGIC PLANNING
BANKING
FINANCE AND ACCOUNTING
RISK MANAGEMENT
ENTREPENUERESHIP
TECHNOLOGY
EDUCATION
Master of Business Administration, with distinction, Harvard Business School
Master of Science in Industrial Engineering, Stanford University
Bachelor of Science in Industrial Engineering, with distinction, Stanford University
Mr. Kennedy has a unique mix of experience leading multiple Fintech companies, combined with a decade-plus as an executive at or consultant to large US Based banks and financial institutions.
Most recently Mr. Kennedy has led numerous Fintechs from early stage, through rapid growth, to successful sale. His first startup, which he founded and led as CEO, was the Zelle Payments Network, formerly clearXchange. Mr. Kennedy grew this from an idea to the largest person to person digital payments network in the world, eventually selling the company. Subsequently, Mr. Kennedy became the CEO of Interstellar, revolutionizing international payments using blockchain technology. Interstellar was acquired by Velo Labs, where he stayed on as the CEO of the combined organization.
As a banker, Mr. Kennedy was an Executive Vice President at Wells Fargo and Company (WFC). During his seven years at Wells Fargo he led Payments Strategy, Innovation, and Wealth Management Strategy and Implementation. This diversity of roles gave him both breadth and depth of banking knowledge. He was able to jump start this banking career through six years with McKinsey and Company’s financial services practice, advising C-suite executives on critical strategic and operational decisions.
This combination of experience with traditional banks, technology-driven Fintechs, and operational expertise required of a CEO makes Mr. Kennedy an invaluable addition to the board.
PROFESSIONAL EXPERIENCE
Chief Executive Officer, Velo Labs (2021-2022)
Chief Executive Officer, Interstellar (2019-2021) – Acquired by Velo Labs
President, North America, OFX (2017-2019)
Co-Founder & Chief Executive Officer, Zelle Payment Network/clearXchange (2011-2015)
Executive Vice President, Wells Fargo & Company (2004-2011)
Consultant, McKinsey & Company (2000-2004, 1996-1998)
OTHER POSITIONS
Director, American Savings Bank (HEI Subsidiary) (since 2018)
Advisory Board Member, Stellar Development Foundation (2017-2021)
Advisory Board Member, Verrency (since 2017)

Director Nominees for Election

Yoko Otani
Independent Director Audit & Risk Committee Member

Age: 68 Independent Director Since: 2023 Principal Occupation: Partner, Straterix (since 2018)
EXPERTISE
RISK
FINANCE AND ACCOUNTING
BANKING
LEADERSHIP
STRATEGIC PLANNING
CORPORATE GOVERNANCE
EDUCATION
Bachelor of Arts, East Asian Studies/History, Barnard College, Columbia University
Master of Business Administration, Finance, New York University
Ms. Otani brings a wealth of experience both national and international related to corporate finance, risk management and commercial and investment banking. She has 27 years of leadership experience at one of the world's largest banking institutions. She has extensive experience in the area of risk management including as a Senior Credit Officer at Citibank's commercial and investment bank. She also serves on the Executive Committee of the Board of Governors and as Treasurer of the Risk Management Association (New York).
At the height of the financial crisis in 2008-2009 and thereafter with regulatory reforms in the financial services sector. Ms. Otani advised some of the most prestigious national and international financial services companies on multiple aspects of risk, compliance, business strategy and corporate governance in her role as managing director at a global financial consulting firm.
As the financial services industry and bank risk management have developed, Ms. Otani has been a sought-after leader. She is currently a partner providing a key advisory role for a cutting-edge financial technology software company focused on scenario-driven strategic business planning, risk management, stress testing, asset-liability management and portfolio optimization.
PROFESSIONAL EXPERIENCE
Managing Director, Promontory Financial Group (a global consulting firm that advises clients on a variety of financial services matters, including regulatory issues, compliance, risk management, liquidity, restructuring, acquisitions, due diligence, internal investigations and cyber security) (2009-2018)
Managing Director and industry Co-Head, Senior Credit Officer, Commercial and Investment Banking, Citigroup (1995-2009)
Vice President and Manager, Corporate Finance Group, Office of the Chief Financial Officer, Citibank (1982-1995)
OTHER POSITIONS
Member (since 2013), Treasurer (since 2021), Board of Governors of the Risk Management Association of New York
Director (since 2019), Chair Audit Committee (Since 2020), U.S. Japan Council (educational organization that contributes to strengthening U.S.-Japan relations)
Director, American Savings Bank (HEI Subsidiary) (since 2023)

Director Nominees for Election

William J. Scilacci, Jr.
Independent Director Executive Committee Member Audit & Risk Committee Chair

Age: 67 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)
EXPERTISE
FINANCE AND ACCOUNTING
STRATEGIC & OPERATIONAL MANAGEMENT
LEADERSHIP
ENERGY, UTILITIES
RISK MANAGEMENT
EDUCATION
Master of Business Administration,
Santa Clara University
Bachelor of Arts, University of
California, Los Angeles
Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly-traded company whose market cap increased substantially during Mr. Scilacci’s tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of considerable shareholder value creation.
He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in development and implementation of grid modernization, electrification of transportation, renewable energy and energy efficiency.
Mr. Scilacci was the CFO of Edison International’s competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the subsidiaries’ energy trading business.
Mr. Scilacci has a keen understanding and extensive knowledge of enterprise risk management from his role as Chief Financial Officer of Edison International. For eight years, Mr. Scilacci managed Edison International’s enterprise risk management program identifying, monitoring and forecasting new risks to the company including ESG related risks such as the impacts of climate change.
Mr. Scilacci’s track record of success is highlighted by his recognition as one of the top CFOs in the electric utility sector by a 2017 Institutional Investor survey of investors and sell-side analysts.
PROFESSIONAL EXPERIENCE
Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)
OTHER POSITIONS
Director, Chairman of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles (since 2015)
President (2019) and Director (2017-2019), Bel-Air Bay Club
Director, American Savings Bank (HEI Subsidiary) (since 2022)
Director, Shipshape Solutions, Inc. (since 2023)

Director Nominees for Election

Scott W.H. Seu
President and CEO, HEI Executive Committee Member ASB Board Chair

Age: 57 HEI Director Since: 2022 Principal Occupation: President and Chief Executive Officer, HEI (since 2022)
EXPERTISE
CLEAN ENERGY, UTILITIES
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
CORPORATE TRANSFORMATION
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
EDUCATION
Bachelor of Science Engineering,
Stanford University
Master of Science Engineering,
Stanford University
Mr. Seu has extensive utility operational expertise having served in numerous leadership positions at Hawaiian Electric Company for over 28 years. Most recently, he served as president and CEO of Hawaiian Electric.
Mr. Seu is an innovative business leader. As President of Hawaiian Electric, Mr. Seu was responsible for ensuring reliable, safe and affordable provision of electric power to 95% of Hawai‘i’s population. He was instrumental in leading the company to transition to cleaner, renewable energy supporting the state’s goal of 100% renewable energy by 2045 and led the development of the utility’s climate change action plan, including a goal of 70% carbon emissions reduction by 2030 and net zero emissions (or better) by 2045.
Mr. Seu has extensive business, regulatory and community leadership experience through serving as senior vice president of public affairs at Hawaiian Electric. He has also been actively engaged in critical infrastructure resilience issues in Hawai‘i and at the national level. Prior to joining Hawaiian Electric, Mr. Seu worked as a mechanical and environmental engineer at companies in California and also worked abroad in China.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawaiian Electric Company (February 2020 – December 2021)
Senior Vice President, Public Affairs, Hawaiian Electric Company (January 2017 – February 2020)
Vice President, System Operation, Hawaiian Electric Company (May 2014 – December 2016)
Vice President, Energy Resources and Operations, Hawaiian Electric Company (January 2013 – April 2014)
Vice President, Energy Resources, Hawaiian Electric Company (August 2010 – December 2012)
OTHER POSITIONS
Director, Queen’s Health Systems (since 2023)
Director, Edison Electric Institute (the primary electric utility industry association representing all U.S. investor-owned electric companies) (since 2022)
Director, Partners in Development Foundation (Hawai‘i non-profit serving families in need) (since 2022)
Director, Regional Advisory Board Teach for America Hawai‘i (since 2017)
Director, Electric Power Research Institute (EPRI) (since 2020)
Chair (since 2017), Director (since 2008), Hale Kipa (a leading Hawai‘i non-profit providing safety net services to at-risk youth for over 50 years)

Corporate Governance
Corporate Governance
HEI’s governance policies and guidelines
HEI’s Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of making necessary and advisable updates to HEI’s corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the U. S. Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve applicable to HEI as a savings and loan holding company. HEI’s corporate governance documents (such as the charters for the Audit & Risk, Compensation & Human Capital Management, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein).
The Board’s leadership structure
Since May 5, 2020, Admiral Fargo has served as the nonexecutive Chair of the Board. Admiral Fargo has served on the Board since 2005, and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent under applicable standards for director independence, as discussed below under the heading “Board of Directors — Independent Directors.” Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his track record of effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI’s senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.
The responsibilities of HEI’s Chair are to:
•
lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

•
attend meetings of the Board’s committees, either as member or observer;

•
work closely with the Nominating and Corporate Governance Committee to periodically evaluate board and committee structures, as well as advise with respect to succession planning for the Board;

•
serve on and/or advise the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

•
be available to other Board and subsidiary board members and management for questions and consultation; and

•
ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board’s Corporate Governance Guidelines provide that if the Chair and CEO positions are held by the same person, or if the Board determines that the Chair is not independent, the independent directors should designate an independent director to serve as “Lead Director.” If a Lead Director is designated, the Lead Director’s responsibilities are to: (i) preside at Board and shareholder meetings when the Chair is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chair or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.
The Board believes that its current leadership structure, which provides for an independent nonemployee Chair, or an independent Lead Director if the Chair is not independent, is appropriate and effective based on HEI’s current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chair or Lead Director has been important in establishing a “tone at the top” for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chair or Lead Director demonstrates to the Company’s regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chair plays an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors, the Chair leads the HEI Board in its oversight role with respect to HEI’s subsidiaries.
The Board’s role in risk oversight
HEI is a holding company that operates principally through its Hawai‘i-based electric public utility (Utility or Hawaiian Electric) and bank (Bank or ASB) subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory (including environmental regulations) and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks, capital risks, cybersecurity risks, and strategic, reputational and sustainability related risks, among others. Developing and implementing strategies to identify, assess, mitigate, manage and report the Company’s key risks is the responsibility of management, and that responsibility

Corporate Governance
is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI’s Chief Financial Officer, who also serves as the HEI Chief Risk Officer. The role of the Board is to oversee the management of these risks.
The Board’s specific risk oversight functions are as follows:
•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company’s risks can be reported to the Board, along with proposed strategies for mitigating and managing these risks. The structure of the ERM system is decentralized, with separate Chief Risk Officers at each of Hawaiian Electric and ASB in addition to HEI’s Chief Risk Officer (HEI CRO). The ERM function for “other” operations of HEI, such as Pacific Current, are performed by the HEI CRO or HEI employees under the supervision of the HEI CRO. Hawaiian Electric’s Chief Financial Officer, who also serves as its Chief Risk Officer, is responsible for identifying, assessing, managing, monitoring and reporting risks at the Utility, which serves the islands of O‘ahu, Hawai‘i, Maui, Molokai and Lanai. ASB’s Executive Vice President — Enterprise Risk & Regulatory Relations serves as its Chief Risk Officer, responsible for establishing ASB’s enterprise risk management program for the ASB Risk Committee’s approval and overseeing its day-to-day operation. Each subsidiary Chief Risk Officer reports directly to the respective subsidiary President and functionally to the HEI CRO, who reviews such risks on a consolidated basis. In addition, the ASB CRO reports functionally to the ASB Risk Committee Chair. The Board believes that this decentralized risk management structure is appropriate and effective for the Company’s diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by the HEI CRO. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of risks and management’s assessment of those risks. As part of the Board’s ongoing risk oversight, the HEI CRO is responsible for providing regular reports to the Board and Audit & Risk Committee on the status of those risks, any changes to the risk catalog or management’s assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit & Risk Committee also receive reports from HEI’s internal auditor evaluating the effectiveness of management’s implementation of the approved ERM system.

•
The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management strategy of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee’s discussion and findings so that the entire Board can consider changes (if any) in the Company’s risk profile.

•
The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures; (ii) overseeing HEI’s Code of Conduct compliance program; and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

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The Board has assigned to the Compensation & Human Capital Management Committee the specific risk oversight responsibility of reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities as well as risks related to human capital management and of recommending new or revised policies and practices to address any such identified risks. Included in this oversight responsibility is the Compensation & Human Capital Management Committee’s review and evaluation of ASB’s compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation & Human Capital Management Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit & Risk Committee through the HEI CRO. Both the Audit & Risk and Compensation & Human Capital Management Committees are composed entirely of independent directors.

•
In addition to overall risk oversight by the HEI Board, the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, are responsible for overseeing risks at their respective companies. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit & Risk Committee and the ASB Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to the respective subsidiary committee and subsidiary board through the applicable subsidiary Chief Risk Officer. The HEI Board and/or Audit & Risk Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are reported, on at least a quarterly basis, to the HEI Board by the applicable subsidiary Chief Risk Officer (or his/her representatives), who functionally report to the HEI CRO (and, for the ASB Chief Risk Officer, also to the ASB Risk Committee Chair) on risk management matters. These subsidiary boards are composed primarily of nonemployee directors. The subsidiary audit committees also are composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE, and with regard to the ASB Audit Committee, comply with FDIC regulations.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the major risks facing the Company, including sustainability-related risks, and available alternatives to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI CRO, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chair or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chair attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chair is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

Corporate Governance
Selection of nominees for the Board
The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole, but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board, thus, consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of HEI and its subsidiaries.
The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for Board membership, the Committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders, or may retain a third-party search firm to help identify qualified candidates. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or through self-nomination.
Once a person is identified as a potential director candidate, the committee may review publicly-available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
•
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate’s attributes, with an emphasis on independence, diversity, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

•
with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

•
the current composition of the Board and its committees; and

•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.
Diversity in identifying nominees for the Board
In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age, geography and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board’s fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person’s race, ethnicity, gender, age, geographic location and cultural background, improves the quality of the Board’s deliberations and decisions because it enables the Board to view issues from a variety of perspectives and, thus, more thoroughly and completely. As the Company’s operations and strategic plans and the Board’s composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI. To reflect its commitment to diversity, in connection with the use of a third-party search firm to identify potential director candidates, the Nominating and Corporate Governance Committee will instruct the search firm to include in its initial list of candidates qualified candidates who reflect diverse backgrounds, including diversity of gender and race or ethnicity.
With operations exclusively in the State of Hawai‘i, it is important that our Board includes members who currently or in the past have lived and worked in the state and have knowledge of, and experience with, our customer base and the unique cultural, political and regulatory environment. It is also important that Board members understand and reflect the cultural, racial and gender diversity that exists in Hawai‘i. If the shareholders vote to elect the ten director nominees proposed by the Board for election at the 2023 Annual Meeting the resulting composition of the Board would be as shown in the table in the Proxy Summary, under the heading “Current Directors” (except for Mr. Russell who is retiring).
The Board also recognizes that, due to Hawai‘i’s geographic isolation from the continental United States and the comparatively small number of publicly traded companies, banks and regulated utilities based in Hawai‘i, the Board also benefits from having among its members

Corporate Governance
directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.
Director resignation policies
Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director’s principal employment and at the end of the term during which the director reaches the age of 75. Mr. Russell has reached the age of 75 and submitted his resignation, which the Board has accepted. Consequently, Mr. Russell is not standing for election at the 2023 Annual Meeting. In addition to the evaluation process discussed under “Corporate Governance — Selection of nominees for the Board,” requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director’s skills, expertise and attributes continue to provide value over time.
A director must also submit his or her resignation for consideration by the Board if the director is elected under the plurality vote standard for contested elections in which the number of nominees or proposed nominees exceeds the number of directors to be elected (described under Article Fifth of the Company’s Amended and Restated Articles of Incorporation), but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director’s resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.
The Board’s role in management succession planning
The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. The Compensation and Human Capital Management Committee also oversees and discusses talent strategy and workforce planning. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company’s talent pool to enable the Board to select successors for the senior executive positions when appropriate. Due to its robust and active succession planning process, the Board was able to appoint internal successor CEOs to ASB in 2021 and to HEI and Hawaiian Electric in 2022.
Shareholder communication with the directors
Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the Audit & Risk Committee, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein), sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

Board of Directors
Board of Directors
Independent directors
Under HEI’s Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.
•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company’s external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Dahl, Fargo, Kāne, Kennedy and Scilacci and Mss. Connors, Flores, Fowler and Otani) are independent. The remaining director, Mr. Seu, is an employee director of HEI and, therefore, is not independent.
Relationships considered in determining director independence:
With respect to Ms. Flores and Mr. Kāne, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the island of O’ahu) by the entities employing Ms. Flores and Mr. Kāne. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawai‘i state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the island of O’ahu, the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority, and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms. Accordingly, the Board determined that these relationships do not impair the independence of these directors.
Also, with respect to Ms. Connors and Mr. Kāne, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to the respective nonprofit organizations where Ms. Connors and Mr. Kāne serve as executive officer. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in Ms. Connors or Mr. Kāne not being independent. In determining that these donations did not impair the independence of Ms. Connors and Mr. Kāne, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.
Board meetings in 2022
In 2022, there were seven regular meetings and no special meetings of the Board. All incumbent directors who served on the Board in 2022 attended at least 75% (with all such directors attending 100%) of the combined total number of meetings of the Board and Board committees on which they served during the period that the director served as a director.
Executive sessions of the Board
The nonemployee directors meet regularly in executive sessions without management present. In 2022, these sessions were chaired by Admiral Fargo as the Chair of the Board and as an independent nonemployee director. The Chair may request from time to time that another independent director chair the executive sessions.
Board attendance at annual meetings
All of HEI’s incumbent directors who served on the Board in 2022 remotely attended the virtual 2022 Annual Meeting of Shareholders. HEI encourages all directors to attend each year’s Annual Meeting.

Board of Directors
Board evaluations
The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.
Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chair.

Committees of the Board
Committees of the Board
Board committee composition and meetings
The Board has four standing committees: Audit & Risk, Compensation & Human Capital Management, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2022.
Name	Audit & Risk	Compensation & Human Capital Management	Executive	Nominating and Corporate Governance
Celeste A. Connors
Richard J. Dahl
Thomas B. Fargo
Elisa K. Flores
Peggy Y. Fowler
Micah A. Kāne
Yoko Otani2
Keith P. Russell
William James Scilacci Jr.
Scott W. H. Seu1
Number of meetings in 2022	11	5	—	4
1
Mr. Seu is an employee director. All other directors have been determined to be independent. See “Board of Directors — Independent Directors” above.

2
Yoko Otani joined the HEI Audit & Risk Committee on January 1, 2023.

Functions of the Board’s standing committees
The primary functions of HEI’s standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). Each of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.
Audit & Risk Committee
The Audit & Risk Committee is responsible for overseeing (i) HEI’s financial reporting processes and internal controls; (ii) the performance of HEI’s internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI’s consolidated financial statements. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, the Audit & Risk Committee formed a non-fiduciary cybersecurity working group comprised of directors from HEI, the Utility and ASB boards to assist the Audit & Risk Committee in monitoring the Company’s cybersecurity program. Among other things, the cybersecurity working group reviews the effectiveness of the Company’s cybersecurity programs and practices and the impact of emerging cybersecurity developments on the Company, and provides reports on its work and findings to the Audit & Risk Committee.
The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See “Audit & Risk Committee Report” below for additional information about the Audit & Risk Committee.
All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act). Messrs. Dahl, Russell and Scilacci and Mss. Flores and Otani have been determined by the Board to be “audit committee financial experts.”

Committees of the Board
Compensation & Human Capital Management Committee
Effective November 4, 2021, the Compensation Committee changed its name to the Compensation & Human Capital Management Committee. The responsibilities of the Compensation & Human Capital Management Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company’s compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of ASB’s incentive compensation practices under the principles for sound incentive compensation plans for banking organizations; (iv) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation; and (v) overseeing and monitoring strategies and policies related to human capital management within the workforce, including policies on diversity, equity and inclusion. See “Compensation Discussion and Analysis — How We Make Compensation Decisions” and “Compensation & Human Capital Management Committee Interlocks and Insider Participation” below for additional information about the Compensation & Human Capital Management Committee. The Compensation & Human Capital Management Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). All Compensation & Human Capital Management Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of Hawaiian Electric attends meetings of the Compensation & Human Capital Management Committee as a nonvoting representative of such director’s subsidiary board.
Executive Committee
The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chair of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation & Human Capital Management Committee Chair, ASB Risk Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). An independent member of the board of directors of Hawaiian Electric attends meetings of the Executive Committee as a nonvoting representative of such director’s subsidiary board of directors.
Nominating and Corporate Governance Committee
The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI’s subsidiaries; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing succession planning for senior executive positions; (viii) ensuring all Environmental, Social and Governance (ESG) risks and opportunities have appropriate Board oversight, and (ix) making recommendations to the Board and the boards of HEI’s subsidiaries regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). See “Corporate Governance” above for additional information regarding the activities of the Nominating and Corporate Governance Committee. An independent member of the board of directors of Hawaiian Electric attends meetings of the Nominating and Corporate Governance Committee as a nonvoting representative of such director’s subsidiary board of directors.

Director Compensation
Director Compensation
How director compensation is determined
The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company operating in a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and shares of HEI’s common stock (HEI Common Stock) to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Mr. Seu, the only current employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Mr. Seu is a member of the Board, neither he nor any other executive officer participates in the determination of nonemployee director compensation.
The Compensation & Human Capital Management Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2021, the Compensation & Human Capital Management Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI’s nonemployee director compensation practices. FW Cook assessed the structure of HEI’s nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2021 analysis took into consideration the duties and scope of responsibilities of directors. The Compensation & Human Capital Management Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors. Based on the 2021 analysis, the Compensation & Human Capital Management Committee recommended, and the Board approved, for HEI Non-Employee Directors: (i) an increase of $10,000 (from $75,000 to $85,000) to the annual cash retainer; (ii) an increase of $20,000 (from $100,000 to $120,000) to the value of the annual stock award; and (iii) an increase of $5,000 (from $20,000 to $25,000) to the cash retainer for HEI committee chairs. For Hawaiian Electric and ASB Non-Employee Directors, the Compensation & Human Capital Management Committee recommended, and the Hawaiian Electric and ASB Board, as applicable, approved: (i) an increase of $6,000 (from $45,000 to $51,000) to the annual cash retainer; (ii) an increase of $11,000 (from $55,000 to $66,000) to the value of the annual stock award; and (iii) an increase to the annual cash retainer for subsidiary committee chairs as follows: (x) of $3,750 (from $15,000 to $18,750) for the Hawaiian Electric Audit & Risk Committee Chair and ASB Audit Committee Chair; and (y) of $5,000 (from $20,000 to $25,000) for the ASB Risk Committee Chair. The foregoing increases became effective January 1, 2022.
Components of director compensation
Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2022 Board service and for their 2022 service on HEI and subsidiary board committees. No separate cash fees are paid to HEI directors for service on subsidiary company boards, except to the extent that they serve on any committee of a subsidiary board. Cash retainers were paid in quarterly installments.
Position*	2022 Annual Retainer
HEI Nonexecutive Chair of the Board	125,000
HEI Director	85,000
HEI Audit & Risk Committee Chair	25,000
HEI Compensation & Human Capital Management Committee Chair	25,000
HEI Nominating and Corporate Governance Committee Chair	25,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation & Human Capital Management Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
Hawaiian Electric Audit & Risk Committee Chair	18,750
Hawaiian Electric Audit & Risk Committee Member	7,500
ASB Audit Committee Chair	18,750
ASB Audit Committee Member	7,500
ASB Risk Committee Chair	25,000
ASB Risk Committee Member	10,000
*
No additional retainer is paid for service on the HEI Executive Committee.

Director Compensation
Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting (other than the Executive Committee) attended (as member or chair) after the number of meetings specified below.
HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation & Human Capital Management Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Hawaiian Electric Audit & Risk Committee	$1,000 per meeting after 6 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings
Stock awards. On June 30, 2022, each HEI nonemployee director at that time received shares of HEI Common Stock with a value equal to $120,000 (directors who were appointed after June 30, 2022 received a prorated stock grant) as an annual grant under HEI’s 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011 for the purpose of further aligning directors’ and shareholders’ interests. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 30, 2022. Stock grants to nonemployee directors under the 2011 Director Plan are made annually on the last business day in June and vest immediately. HEI considers the 2011 Director Plan to be an important vehicle for the appropriate compensation of its nonemployee directors.
Maximum compensation. Nonemployee directors are subject to a maximum annual compensation limit of $600,000, which includes the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.
Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under “Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans” below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. No nonemployee director participated in this plan in 2022. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors’ Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2022.
Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric or ASB employees. No nonemployee director participated in such plans in 2022.
2022 DIRECTOR COMPENSATION TABLE
The table below shows the compensation paid to HEI nonemployee directors for 2022.
Name	Fees Earned or Paid in Cash ($)1	Stock Awards ($)2	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Celeste A. Connors	95,000	120,000	—	—	215,000
Richard J. Dahl	121,500	120,000	—	—	241,500
Thomas B. Fargo, HEI Chair3	230,000	120,000	—	—	350,000
Elisia K. Flores	112,113	120,000	—	—	232,113
Peggy Y. Fowler	120,000	120,000	—	—	240,000
Micah A. Kāne	102,363	120,000	—	—	222,363
Michael J. Kennedy4	85,636	91,068	—	—	176,704
Keith P. Russell	132,000	120,000	—	—	252,000
William James Scilacci, Jr.	111,500	120,000	—	—	231,500
1
Represents cash retainers for Board and committee service (as detailed below).

2
For all HEI nonemployee directors other than Mr. Kennedy, this amount represents an HEI stock award in the value of  $120,000, as described above under “Stock Awards”. Mr. Kennedy received a prorated stock award in the value of  $91,068, as described below under footnote 4.

3
Includes fees Adm. Fargo earned as Chair of the Board. Adm. Fargo’s responsibilities as HEI Chair are described above under “Corporate Governance — The Board’s leadership structure.”

4
Mr. Kennedy was appointed to the HEI Board effective August 1, 2022. Mr. Kennedy received an equity grant and a cash fee in each case in an amount prorated for the period August 1, 2022 to May 5, 2023. Stock award also includes the allocated HEI portion of his original subsidiary equity grant.

Director Compensation
The table below shows the detail of cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) in 2022.
Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chair Retainer ($)	HEI Extra Meeting Fees1 ($)	ASB Board Retainer ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	ASB Extra Meeting Fees1 ($)	Total ($)
Celeste A. Connors	85,000	10,000	—	—	—	—	—	—	95,000
Richard J. Dahl	85,000	35,000	—	1,500	—	—	—	—	121,500
Thomas B. Fargo, HEI Chair2	85,000	20,000	125,000	—	—	—	—	—	230,000
Elisia K. Flores	85,000	7,363	—	—	—	18,750	—	1,000	112,113
Peggy Y. Fowler	85,000	35,000	—	—	—	—	—	—	120,000
Micah A. Kāne	85,000	17,363	—	—	—	—	—	—	102,363
Michael J. Kennedy	35,340	—	—	—	29,796	7,500	10,000	3,000	85,636
Keith P. Russell	85,000	10,000	—	1,500	—	7,500	25,000	3,000	132,000
William James Scilacci, Jr.	85,000	25,000	—	1,500	—	—	—	—	111,500
1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in “Director Compensation — Components of director compensation — Extra meeting fees.”

2
Adm. Fargo’s fees include fees earned as Chair.

Director stock ownership and retention
HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership, or (ii) first becoming subject to the requirements), to own that number of shares that are equal in value to five times the director’s annual cash retainer.
As of January 1, 2023, each director who had reached his or her compliance date had met his or her stock ownership requirement. Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Compensation & Human Capital Management Committee has the authority to approve hardship exceptions to these retention requirements.

Proposal No. 2: Advisory Vote to Approve the Compensation of HEI’S Named Executive Officers
Proposal No. 2: Advisory Vote to Approve the
Compensation of HEI’S Named Executive Officers
We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis and commonly known as the “say-on-pay” proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
The Compensation & Human Capital Management Committee and Board believe that HEI’s executive compensation program is effective in achieving our goals of creating long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:
Resolved, that the shareholders approve, in a non-binding advisory vote, the compensation of HEI’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2023 Annual Meeting of Shareholders.
Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company’s executive compensation policies and practices and the compensation of our named executive officers.
While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation & Human Capital Management Committee and Board consider the vote results when making future decisions regarding HEI’s executive compensation.
The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI’s Named Executive Officers as disclosed in this Proxy Statement.

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section describes our executive compensation program and the compensation decisions made for our 2022 named executive officers. For 2022, we have six named executive officers: our Chief Executive Officer, our current Chief Financial Officer (who served as Interim Chief Financial Officer during 2022), our former Chief Financial Officer, our General Counsel, and the chief executives at Hawaiian Electric (our electric utility subsidiary) and ASB (our bank subsidiary):
Name	Title	Entity
Scott W. H. Seu	HEI President & CEO	Holding company
Paul K. Ito1	HEI Executive Vice President, Chief Financial Officer and Treasurer1	Holding company
Kurt K. Murao	HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Holding company
Shelee M. T. Kimura	Hawaiian Electric President & CEO	Electric utility subsidiary
Ann C. Teranishi	ASB President & CEO	Bank subsidiary
Gregory C. Hazelton2	Former HEI Executive Vice President and Chief Financial Officer	Holding company
1
Mr. Ito served as Interim Chief Financial Officer from July 2, 2022 to December 31, 2022, and was appointed Executive Vice President, Chief Financial Officer and Treasurer effective January 1, 2023.

2
Mr. Hazelton retired effective July 2, 2022.

For more information regarding HEI’s executive officers, see the paragraph entitled “Information About Our Executive Officers (HEI)” in Part I of HEI’s annual report on Form 10-K for the fiscal year ending December 31, 2022 (HEI’s 2022 Form 10-K), which is incorporated by reference herein.
2022 Executive Summary
Our guiding principles shape our program design and pay decisions
In designing HEI’s executive compensation program and making pay decisions, the Compensation & Human Capital Management Committee follows these guiding principles:
•
Pay should reflect Company performance, particularly over the long-term.

•
Compensation programs should align executives’ interests with those of our shareholders and other stakeholders.

•
Programs should be designed to attract, motivate and retain talented executives who can drive the Company’s success.

•
The cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features
Straightforward design. The compensation program for our named executive officers comprises four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based restricted stock units (RSUs) that, beginning with grants made in 2021, vest in equal annual installments over three years.
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay over fixed pay, with the majority of the target compensation opportunity for our named executive officers being linked to the Company’s financial, market and operating results.
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

Compensation Discussion and Analysis
Our compensation practices demonstrate our commitment to sound governance
The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don’t do:
What We Do
Link pay to performance
Utilize rigorous performance conditions that encourage long-term value creation
Balance short- and long-term compensation to promote sustained performance over time
Grant majority of long-term incentives in the form of performance-based awards
Use the competitive median as a reference point in setting compensation levels
Review tally sheets when making compensation decisions
Mitigate undue risk in compensation programs
Utilize “double-trigger” change-in-control agreements
Maintain a clawback policy for performance-based compensation
Require stock ownership and retention by named executive officers; CEO must own five times the CEO’s base salary and each of the other NEOs must own two times their respective base salary
Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
Utilize an independent compensation consultant to advise the Compensation & Human Capital Management Committee
What We Don’t Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan which was frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2022 say-on-pay results and 2022 program
At our 2022 Annual Meeting of Shareholders, approximately 96% of votes cast approved our executive compensation program through the advisory say-on-pay vote. While we consistently receive strong shareholder support for our executive compensation program, the Compensation & Human Capital Management Committee continues to strive to further align HEI and Hawaiian Electric’s executive compensation with the Company’s priority environmental, social and governance (ESG) objectives. For 2022, this included tying 20% of HEI’s and Hawaiian Electric’s executive long-term incentive compensation for the 2022-24 performance period to reduction of CO2 equivalent emissions (from power generation) from 2005 levels. HEI and Hawaiian Electric are also promoting the decarbonization of Hawai‘i’s economy through Hawaiian Electric’s annual incentive programs by tying 10% of Hawaiian Electric’s 2022 annual performance-based executive compensation to achieving certain electrification and renewable portfolio standard targets. Hawaiian Electric’s 2022 annual performance-based executive compensation metrics also include goals related to employee safety (15%) and human capital management goals related to engagement, leadership development and diversity, equity and inclusion (10%).

Compensation Discussion and Analysis
How We Make Compensation Decisions
Our roles in determining compensation are well-defined
Role of the Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation & Human Capital Management Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation & Human Capital Management Committee:
•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company’s long-term strategy and nearer-term goals to effect such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable performance-based compensation, minimal perquisites and change in pension value for current and past periods)

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders

•
Considers trends in compensation to determine whether incentive programs are working effectively, and

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Compensation & Human Capital Management Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.
Role of the independent directors as a whole
The independent directors evaluate the CEO’s performance, consider Compensation & Human Capital Management Committee recommendations concerning the CEO’s pay and determine the CEO’s compensation. The Board and subsidiary boards also review the performance of, and Compensation & Human Capital Management Committee recommendations concerning, the other named executive officers and approve their compensation.
Role of executive officers
Our CEO, who is also a member of the Board, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation & Human Capital Management Committee with respect to their levels of compensation and mix of pay elements. The CEO also participates in Board deliberations regarding the Compensation & Human Capital Management Committee’s recommendations on the other named executive officers. The CEO does not participate in the deliberations of the Compensation & Human Capital Management Committee to recommend, or of the Board to determine, the CEO’s own compensation.
Management supports the Compensation & Human Capital Management Committee in executing its responsibilities by providing data and other materials for Compensation & Human Capital Management Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Compensation & Human Capital Management Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying such other data and information as may be requested by the Compensation & Human Capital Management Committee and/or its independent compensation consultant.
Compensation consultant & consultant independence
The Compensation & Human Capital Management Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation & Human Capital Management Committee. FW Cook provides the Compensation & Human Capital Management Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation & Human Capital Management Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook attends Compensation & Human Capital Management Committee meetings, participates in Compensation & Human Capital Management Committee executive sessions and communicates directly with the Compensation & Human Capital Management Committee.

Compensation Discussion and Analysis
In early 2023, as in prior years, the Compensation & Human Capital Management Committee evaluated FW Cook’s independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook’s independence policy, which was shared with the Compensation & Human Capital Management Committee, the Compensation & Human Capital Management Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.
We Use Comparative Market Data as a Reference Point for Compensation
Compensation benchmarking
The Compensation & Human Capital Management Committee considers market data from peer group companies as a reference point in determining the named executive officers’ pay components and target compensation opportunity (composed of base salary, performance-based annual incentive, performance-based long-term incentive and time-vested RSUs). The Compensation & Human Capital Management Committee may decide that an executive’s compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive’s level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.
Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2022 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2022 compensation. The survey data were size-adjusted based on HEI’s and Hawaiian Electric’s revenues for appropriate comparisons.
Peer Groups
Compensation peers
Because companies in HEI’s, the Bank’s and Utility’s peer groups and the industries in which they operate continually change, the Compensation & Human Capital Management Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook, to ensure that the companies within the peer groups remain appropriate. For 2022 compensation, the Compensation & Human Capital Management Committee determined, with input from FW Cook, that certain changes to the companies in the Utility’s and ASB’s compensation peer groups were appropriate. The selection criteria and resulting 2022 peer groups are set forth below.

Compensation Discussion and Analysis
	HEI 2022 Peer Group (applies to Messrs. Seu, Ito, Murao and Hazelton)	Utility Subsidiary 2022 Peer Group (applies to Ms. Kimura)	Bank Subsidiary 2022 Peer Group (applies to Ms. Teranishi)
Selection Criteria
•
Publicly traded, US-based electric and multi-utility companies

•
Revenue balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Location as a secondary consideration

•
Electric and multi-utility companies from HEI’s peer group

•
Revenue balanced in a range of approximately 0.4x to 2.5x Hawaiian Electric’s revenue

•
Market cap and location as secondary considerations

•
Regional banks and thrifts

•
Revenue balanced in a range of approximately 0.5x to 2x ASB’s revenue

•
Total assets balanced in a range of approximately 0.5x to 2x ASB’s total assets

•
Secondary consideration of 2 of 3 of the following:

◦
Proportion of loan portfolio composed of over 30% single family and less than 85% residential

◦
Located on the west coast or Hawai‘i

◦
Ratio of noninterest income to operating revenue from 10%-40%

Peer Group for 2022 Compensation	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric	ALLETTE, Inc.
Alliant Energy Corp.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric	Ameris Bancorp
Bank of Hawai‘i
Berkshire Hills Bancorp
Central Pacific Financial
Community Bank System
CVB Financial
First Busey
First Financial Bank
First Hawaiian Bank
Heritage Financial
Independent Bank
Park National
Renasant Corp
Republic Bancorp
Sandy Spring Bancorp
Seacoast Banking
South State
Tompkins Financial
TriCo Bancshares
Westamerica Bancorp
Performance peers
In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under “What we pay and why: Compensation elements and 2022 pay decisions Long-term performance-based incentives”) are based on performance relative to performance peers. HEI’s Relative TSR performance is based on HEI’s performance compared to the utilities in the Edison Electric Institute (EEI) Index.
2022 Edison Electric Institute (EEI) Index Peers for HEI Long-Term Incentive Plan Relative TSR Metric
The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI’s members serve virtually all of the ultimate customers in the shareholder-owned segment of the industry. The following companies comprise the 2022 EEI Index used for HEI’s Relative TSR metric:
ALLETTE, Inc. Alliant Energy Corp. Ameren Corp. American Electric Power Co., Inc. AVANGRID, Inc. Avista Corp. Black Hills Corp. Centerpoint Energy, Inc. CMS Energy Corp. Consolidated Edison, Inc.	Dominion Energy, Inc. DTE Energy Co. Duke Energy Corp. Edison International Entergy Corp. Evergy, Inc. Eversource Energy Exelon Corp. FirstEnergy Corp. IDACORP, Inc.	MDU Resources Group Inc. MGE Energy, Inc. NextEra Energy, Inc. NiSource Inc. NorthWestern Corp. OGE Energy Corp. Otter Tail Corp. PG&E Corp. Pinnacle West Capital Corp. PNM Resources Inc.	Portland General Electric PPL Corp. Public Service Enterprise Group Inc. Sempra Energy Southern Co. Unitil Corp. WEC Energy Group, Inc. Xcel Energy Inc.

Compensation Discussion and Analysis
What We Pay and Why: Compensation Elements and 2022 Pay Decisions
Each element of compensation supports important objectives
The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.
Compensation Element	Summary	Objectives
Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 3 years (beginning with grants made in 2021). Amount of grant is determined as a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits	Includes defined benefit pension plans and defined contribution plan (for HEI/Utility employees) and defined contribution plan (for Bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote retention and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.
Changes to compensation elements in 2022
On an annual basis, the Compensation & Human Capital Management Committee reviews and recommends each named executive officer’s target compensation opportunity, which is composed of base salary, target annual cash and target long-term equity opportunities. Target annual cash and long-term equity opportunities are established as a percentage of the named executive officer’s base salary. The Compensation & Human Capital Management Committee made the changes to compensation for 2022 shown in the table below.
	Base Salary1 ($)		Performance-based Annual Incentive (Target Opportunity2 as % of Base Salary)		Performance-based Long-term Incentive (Target Opportunity2 as % of Base Salary)		RSUs (Value as % of Base Salary)
Name	2021	2022	2021	2022	2021-23	2022-24	2021	2022
Scott W. H. Seu	506,667	875,000	80	100	98	140	60	same
Paul K. Ito	300,550	313,425	45	same	68	45	30	same
Kurt K. Murao	402,000	428,667	60	same	76	60	45	same
Shelee M. T. Kimura	292,000	450,000	50	75	61	90	35	853
Ann C. Teranishi4	473,707	605,000	70	same	72	65	50	30
Gregory C. Hazelton	546,400	560,233	65	70	119	80	775	50

Compensation Discussion and Analysis
1
Base salary increases for 2021 for Messrs. Seu and Murao became effective March 1, 2021. Base salary increases for 2022 for Messrs. Murao, Ito and Hazelton became effective March 1, 2022. Base salaries that became effective March 1, 2021 and 2022 are prorated amounts to include two months of 2020 and 2021 base salary, respectively, and ten months of 2021 and 2022 base salary, respectively. Mr. Seu’s 2022 base salary increase became effective upon the effective time of his appointment as President and Chief Executive Officer of HEI on January 1, 2022, and is compared against his 2021 base salary from the Utility. Ms. Kimura’s 2022 base salary increase became effective upon the effective time of her promotion to President and Chief Executive Officer of Hawaiian Electric on January 1, 2022. Ms. Teranishi’s 2021 base salary increase became effective upon the effective time of her promotion to President and Chief Executive Officer of the Bank on May 7, 2021. Accordingly, her 2021 base salary is prorated to include 18 weeks before her promotion and 34 weeks after.

2
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

3
Includes special grant of 25% of base salary in 2022 in connection with Ms. Kimura’s promotion to President and CEO of Hawaiian Electric.

4
Ms. Teranishi’s 2021 target opportunities are based upon her promotion to President and CEO of the Bank effective May 7, 2021 and are prorated for service over the respective award periods. 2021 RSUs include a special grant of 25% of base salary in connection with her promotion.

5
Includes a one-time RSU grant equal to $150,000 (with vesting aligned with the 2021 RSU award) to Mr. Hazelton on October 7, 2021.

Base salary
Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation & Human Capital Management Committee considers competitive market data, internal equity and each executive’s level of responsibility, experience, expertise and performance, as well as retention and succession considerations. The Compensation & Human Capital Management Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary.
For 2022, the Compensation & Human Capital Management Committee determined that Mr. Hazelton would receive a base salary increase of 3%, Mr. Murao would receive a base salary increase of 5%, and Mr. Ito would receive a base salary increase of 5%. The foregoing base salary increases were calculated as of March 1 for Messrs. Hazelton, Ito and Murao. Ms. Teranishi received a base salary increase of 10%. Mr. Seu received a base salary increase in connection with his appointment as President and CEO of HEI effective January 1, 2022. Mr. Seu did not receive compensation from HEI in 2021. Ms. Kimura received a base salary increase in connection with her promotion to President and CEO of the Utility effective January 1, 2022. Mr. Seu’s and Ms. Kimura’s 2021 and 2022 base salaries are shown in the table above.
Annual incentive opportunities
HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI’s Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation & Human Capital Management Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive.
2022 target annual incentive opportunity
The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under “Base salary.”
For the 2022 target annual incentive opportunities, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, changes to the 2022 target annual incentive opportunities in consideration of its review of the market data for each position and the retention and incentive value of the overall annual incentive program, as well as changes in roles and responsibilities of the individual executives. Mr. Seu’s target annual incentive opportunity increased over his 2021 annual incentive opportunity at the Utility in connection with Mr. Seu’s appointment as HEI’s President and CEO effective January 1, 2022. Mr. Seu did not receive compensation from HEI in 2021. Ms. Kimura’s target annual incentive opportunity increased over her 2021 opportunity in connection with Ms. Kimura’s promotion to President and CEO of the Utility effective January 1, 2022. Mr. Hazelton’s 2022 target annual incentive opportunity also increased over his 2021 opportunity and each of Mr. Murao’s and Ms. Teranishi’s 2022 target annual incentive opportunity remained unchanged. Changes to the 2022 target annual incentive opportunities for the named executive officers are shown in the table above under the heading “Changes to compensation elements in 2022.”
2022 performance metrics, goals, results & payouts
The performance metrics for annual incentives are chosen because they directly align with the Company’s strategic priorities and correlate with creating shareholder value. The 2022 performance metrics for Messrs. Seu, Ito, Murao and Hazelton related to the holding company and its subsidiaries, while the metrics for Ms. Kimura related to the Utility and the metrics for Ms. Teranishi related to the Bank. The rationale for each metric is shown in the table below.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as net income and return on assets (ROA), is generally set at the level of the Board-approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels,

Compensation Discussion and Analysis
the Compensation & Human Capital Management Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.
The table below identifies the 2022 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2022 and the percentage of target achieved. Differences in the metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.
2022 Annual Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Results	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu, Ito, Murao and Hazelton
HEI Consolidated Adjusted Net Income1 focuses on fundamental earnings, which correlates to shareholder value	60%	$208.2M	$231.3M	$247.5M	$230.6M
Utility Operations2 supports effective utility operations for all stakeholders	25%	See note 2 below	See note 2 below	See note 2 below	See note 2 below	99%
ASB Return on Assets (ROA)3 measures how efficiently the Bank deploys its assets by comparing return to total assets	15%	0.66%	0.76%	0.86%	0.82%
Kimura
Utility Consolidated Net Income focuses on fundamental earnings, which correlates to shareholder value	40%	$174.3M	$193.7M	$203.4M	$188.9M
Utility Consolidated Customer Satisfaction4 focuses on improving the customer experience through all points of contact with the Utility	15%	Consolidated score of 76 or a benchmark of 60th percentile in 2 of 4 quarters	Consolidated score of 76 or a benchmark of 60th percentile in 3 of 4 quarters	Consolidated score of 76 or a benchmark of 60th percentile in 4 of 4 quarters	Below Threshold
Utility Consolidated Reliability: System Average Interruption Duration Index (SAIDI)5 promotes system reliability for customers	5%	127 minutes and Reliability SAIDI PIM penalty $340,000 or less	111 minutes and no Reliability SAIDI PIM penalty	96 minutes and no Reliability SAIDI PIM penalty	119 minutes and Reliability SAIDI PIM penalty $79,000
Utility Consolidated Reliability: System Average Interruption Frequency Index (SAIFI)5 promotes system reliability for customers	5%	1.34 interruptions and Reliability SAIFI PIM penalty $340,000 or less	1.21 interruptions and no Reliability SAIFI PIM penalty	1.08 interruptions and no Reliability SAIFI PIM penalty	1.06 interruptions and no Reliability SAIFI PIM penalty
Utility Consolidated Safety: Total Cases Incident Rate (TCIR)6 rewards improvements in workplace safety, promoting employee well-being and reducing expense	7.5%	1.37 TCIR	1.03 TCIR	0.92 TCIR	1.61 TCIR
Utility Consolidated Safety: Severity Rate6 rewards improvements in workplace safety, promoting employee well-being and reducing expense	7.5%	18.53	16.00	13.46	37.11	74%
Utility Consolidated Human Capital Management (HCM): Strategic Workforce Planning7 rewards strategic workforce supply and demand assessment and development of effective people strategies	5%
Create strategic
workforce plans for
1 strategic initiative
and for each of the 4
strategic workforce
plans that were
created in 2021,
complete 70% of the
action items that
have target
completion dates in
2022

Create strategic
workforce plans for
2 strategic initiatives
and for each of the 4
strategic workforce
plans that were
created in 2021,
complete 80% of the
action items that
have target
completion dates in
2022

Create strategic
workforce plans for
3 strategic initiatives
and for each of the 4
strategic workforce
plans that were
created in 2021,
complete 90% of the
action items that
have target
completion dates in
2022
					Maximum
Utility Consolidated Human Capital Management (HCM): Diversity, Equity & Inclusion (DEI)7 promotes awareness and removal of barriers to equity and inclusion in the workplace	5%	80% of employees participate in a minimum of one qualifying DEI activity	90% of employees participate in a minimum of one qualifying DEI activity	99% of employees participate in a minimum of one qualifying DEI activity	100% of employees participate in a minimum of one qualifying DEI activity
Utility Decarbonization: Renewable Portfolio Standard (RPS)8 promotes increased sales of energy derived from renewable sources	5%	39.0%	40.0%	41.0%	39.1%
Utility Decarbonization: Electrification8 promotes the decarbonization of Hawai‘i through improved electric vehicle charging infrastructure	5%	1. Launch eBus Make Ready Pilot within 30 days of PUC acceptance or approval of Pilot Final Program Design Report and 2. Commission 7 new fast chargers at 4 new sites	Achieve the Threshold, plus: 1. Complete design and construction of infrastructure to support 2 additional new fast chargers at 2 existing sites
Achieve the Target,
plus: 1. Complete
design and
construction of
infrastructure to
support 2 additional
new fast chargers at
2 existing sites and
2. If approved by
PUC, launch
Commercial Make
Ready Pilot within
30 days of final
authority to do so
					Threshold
Teranishi*
ASB ROA3	40%	0.66%	0.76%	0.86%	0.82%	180%
ASB Adjusted Net Income1 focuses on fundamental earnings, which correlates to shareholder value	60%	$62M	$69M	$76M	$75.6M

Compensation Discussion and Analysis
1
HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income represent HEI consolidated and ASB GAAP net income for 2022, adjusted for the items described further below, respectively. These Adjusted Net Income metrics are non-GAAP measures. For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
Utility Operations is a composite of nine utility operational goals weighted in the same proportion for which they are weighted for Utility executives. Utility Operations includes the nine operational goals that applied to Ms. Kimura in 2022 (Utility Consolidated Customer Satisfaction, Utility Consolidated Reliability: SAIDI and SAIFI, Utility Consolidated Safety: TCIR and Severity Rate, Utility Consolidated HCM: Strategic Workforce Planning and DEI, Utility Decarbonization: RPS and Electrification). For Messrs. Seu, Ito, Murao and Hazelton, the weightings of the components of Utility Operations were as follows: Utility Consolidated Customer Satisfaction — 6.25%, Utility Consolidated Reliability: SAIDI and SAIFI — each 2.08%, Utility Consolidated Safety: TCIR and Severity Rate — each 3.13%, Utility Consolidated HCM: Strategic Workforce Planning and DEI — each 2.08%, and Utility Decarbonization: RPS and Electrification — 2.08% and 2.09%, respectively.

3
ASB ROA is ASB’s Adjusted Net Income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

4
Utility Consolidated Customer Satisfaction is based on quarterly results of customer surveys conducted by an outside vendor.

5
Utility Consolidated Reliability: SAIDI is measured by the average outage duration for each customer served, exclusive of catastrophic events and outages caused by independent power producers over whose plant maintenance and reliability the Utility has limited real-time control.

Utility Consolidated Reliability: SAIFI measures how often the average customer experiences a sustained interruption during the year. The metric is based upon a weighted consolidation of T&D caused outages for all three utilities, normalized for major events. Normalization is based on exclusion of Major Event Days (MEDs) according to the industry-standard IEEE 1366 Beta methodology for each island.
The consolidated annual SAIDI and SAIFI goals are calculated using the same methodology as the Performance Incentive Mechanism (PIM) approved by the PUC for each company and consolidated for incentive program purposes.
6
Utility Consolidated Safety: TCIR is a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration (OSHA) recordable cases as of 12/31/22 x 200,000 productive hours, divided by productive hours for the year. Lower TCIR scores reflect better safety performance.

For 2022, OSHA included COVID-19 close contacts in its count of recordable cases. However, the Company established and administered the 2022 TCIR metric without regard to such COVID-19 close contacts. Accordingly, the TCIR metrics and achievement levels for 2022 reflect targets and performance that were determined without such contacts taken into account.
Utility Consolidated Safety: Severity Rate is a measure of the significance of the safety incidents a company experienced based on the number of lost workdays incurred. Lost workdays occur when an occupational injury or illness prevents an employee from working a full, assigned work shift. Severity rate is calculated by taking the number of days away from work due to a workplace injury (maximum of 180 days) multiplied by 200,000 and divided by the number of hours worked by all employees.
7
Utility Consolidated HCM measures advancement in two areas: (i) strategic workforce planning, based on progress towards completion of strategic initiatives and workforce plans created in 2021, and (ii) DEI, based on the percentage of employees that participate in qualifying DEI activities.

8
Utility Decarbonization measures advancement in two areas: (i) RPS, based on the amount of electrical energy sales attributable to renewable energy in relation to the total diversified energy resource mix, and (ii) electrification, based on progress towards the design and construction of electric vehicle charging infrastructure. For all EICP participants, the Compensation & Human Capital Management Committee determined it was appropriate to adjust the electric vehicle charging station threshold target under the EICP from seven to six new fast chargers in consideration of supply chain disruption that prevented the Utility from securing the equipment needed to achieve that performance before year end. Although the Utility had timely ordered adequate equipment, the supplier did not deliver amounts necessary to both equip new charging stations and service existing stations, and the Utility elected to prioritize servicing existing charging stations to support current community needs, notwithstanding that it would have an adverse effect on EICP performance.

Non-GAAP Net Income Metrics — 2022 Annual Incentive
HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income performance for purposes of 2022 annual incentive compensation were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the EICP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes to applicable accounting rules or practices. In 2022, the Company experienced extraordinary and nonrecurring events that impacted the Company’s operations and financial performance in a variety of ways, some of which the Compensation & Human Capital Management Committee deemed appropriate to take into consideration in determining EICP performance. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). Excluded items include a portion of the gain from an extraordinary negative provision for credit losses and the gain on sale of an investment by Pacific Current.
Year ended December 31, 2022	HEI CONSOLIDATED	ASB
(in millions)
GAAP net income (as reported)	$241.1	$80.0
Excluding special items (after-tax):
Reversal of allowance for credit losses related to the pandemic1,2	(3.9)	(3.9)
Branch lease termination costs (gain on sale of branches)1	(0.5)	(0.5)
Gain on sale of an investment by Pacific Current3	(6.2)	—
Non-GAAP (adjusted) net income for 2022 EICP purposes	$230.6	$75.6
Note: Columns may not foot due to rounding
1
ASB expense/(gain)

2
Reversal of allowance for credit losses primarily due to favorable credit trends and continued improvement in the economic environment which resulted in the release of credit loss reserves primarily for the commercial and commercial real estate loan portfolios.

3
Gain on the sale of an equity method investment by Pacific Current.

See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

Compensation Discussion and Analysis
The following table shows how Total Achieved as a percentage of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the “Nonequity Incentive Plan Compensation” column of the “2022 Summary Compensation Table” in the “Executive Compensation Tables” section below. The range of possible annual incentive payouts for 2022 is shown in the “2022 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)		2022 Actual Annual Incentive Payout ($)1
Scott W. H. Seu	100	×	875,000	=	875,000	×	99	=	869,129
Paul K. Ito	45	×	313,425	=	141,041	×	99	=	140,054
Kurt K. Murao	60	×	428,667	=	257,200	×	99	=	255,475
Shelee M. T. Kimura	75	×	450,000	=	337,500	×	74	=	249,909
Ann C. Teranishi	70	×	605,000	=	423,500	×	180	=	764,357
Gregory C. Hazelton2	70	×	278,733	=	195,113	×	99	=	193,721
1
Figures may not calculate to the amount shown in 2022 Actual Annual Incentive Payout due to rounding of the Total Achieved as a percentage of Target Opportunity. Total Achieved as a percentage of Target Opportunity was rounded for ease of presentation.

2
Mr. Hazelton retired effective July 2, 2022 and amounts shown reflect six complete months of service.

Long-term incentives
Long-term incentives include performance-based opportunities under HEI’s LTIP, which are based on achievement of performance goals over rolling three-year periods, and time-based RSUs, which vest over a three-year period for RSUs granted in 2021 and 2022, and over a four-year period for RSUs granted prior to 2021. The performance-based LTIP represents the majority of each named executive officer’s total long-term incentive opportunity. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for creating long-term value.
Long-term performance-based incentives
The three-year performance periods for long-term performance-based incentives foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are at risk.
Similar to the annual incentives, in developing long-term incentives, the Compensation & Human Capital Management Committee determines the target incentive opportunity for each named executive officer and performance metrics and goals for the three-year period.
2022-24 target long-term incentive opportunity
As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under “Base salary.”
For the 2022-24 LTIP, in consideration of its review of the market data for each position and the retention and incentive value of the overall long-term incentive program, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, decreasing the 2022-24 LTIP opportunity for all of our named executive officers except Mr. Seu whose LTIP opportunity was increased in connection with his appointment as President and CEO of the Company, and Ms. Kimura whose LTIP opportunity was increased in connection with her promotion to President and CEO of the Utility. Changes to the 2022-24 LTIP target opportunity are shown in the table above under the heading “Changes to compensation elements in 2022.”
2022-24 performance metrics and goals
The performance metrics for long-term incentives are chosen for their relationship to the creation of long-term value for shareholders.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation & Human Capital Management Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as the total shareholder return relative to the EEI Index (Relative TSR), average annual earnings per share (EPS) growth and return on average common equity (ROACE), relate to the levels the Company seeks to achieve over the performance

Compensation Discussion and Analysis
period. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2022-24 period, the Compensation & Human Capital Management Committee chose the metrics and weightings in the following table to encourage long-term achievement of earnings and growth in shareholder value.
2022-24 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting
Seu, Ito, Murao and Hazelton
HEI 3-year Average Annual EPS Growth1 promotes shareholder value by focusing on EPS growth over a three-year period.	30%
HEI 3-year Average ROACE2 promotes profitability based on net income returned as a % of average common equity.	30%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%
Kimura
Utility 3-year Average Annual Net Income Growth5 promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%
Utility 3-year Average ROACE6 promotes profitability based on net income returned as a % of average common equity.	30%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the other investor-owned electric companies in the EEI Index.	20%
Teranishi
ASB 3-year Average Return on Equity7 promotes profitability based on net income returned as a % of average common equity.	40%
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer)8 measures the deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.	20%
ASB Strategic Plan Initiatives: Net Promoter Score9 measures how likely customers are to promote ASB’s brand, product or company to their peers.	20%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the EEI Index.	20%
1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2022, 2023 and 2024, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3.

2
HEI 3-year Average ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2022, 2023 and 2024), with net income subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan.

3
Utility CO2e Reduction measures the reduction of CO2 equivalent emissions from power generation compared against 2005 levels.

4
HEI Relative TSR compares HEI’s TSR to that of the companies in the Edison Electric Institute (EEI) Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2022, 2023 and 2024, respectively) net income percentage growth over the net income of the prior year and dividing that sum by 3.

6
Utility 3-year Average ROACE is calculated by taking the sum of Hawaiian Electric’s consolidated ROACE for each year during the period and dividing that sum by 3. Consolidated ROACE is calculated by taking each year’s GAAP consolidated net income (as adjusted for any permitted adjustments) divided by average common equity, which is calculated by taking the sum of beginning of year common equity plus end of year common equity and dividing the sum by two.

7
ASB 3-year Average ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2022, 2023 and 2024), with net income subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity.

8
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer) is calculated on an annual basis reflecting the percentage of the total deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.

9
ASB Strategic Plan Initiatives: Net Promoter Score measures how likely customers are to promote ASB’s brand, product or company to their peers. The survey identifies customers with whom ASB recently conducted a transaction through one of three channels: branch, online and calls to the call center. Surveys are conducted via email and responses are compiled by a market survey company.

Customers, employees and shareholders all benefit when the above goals are met. Achievement of these goals makes HEI, the Utility and the Bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its Utility and Bank subsidiaries face significant external challenges in the 2022-24 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.
2020-22 Long-Term Incentive Plan
The Board and Compensation & Human Capital Management Committee established the 2020-22 long-term incentive opportunities, performance metrics and goals in February 2020. Those decisions were described in the 2021 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2020-22 period.

Compensation Discussion and Analysis
2020-22 target long-term incentive opportunity
In February 2020 the Compensation & Human Capital Management Committee established the following 2020-22 target incentive opportunities as a percentage of named executive officer base salary.
Name	2020-22 Target Opportunity (as % of Base Salary)	2020-22 Target Opportunity (in shares)
Scott W. H. Seu	80%	6,975
Paul K. Ito	45%	2,785
Kurt K. Murao	60%	4,387
Shelee M. T. Kimura	45%	2,587
Ann C. Teranishi	30%	2,054
Gregory C. Hazelton	80%	9,036
2020-22 performance metrics, goals, results & payouts
The Compensation & Human Capital Management Committee established the 2020-22 performance metrics and goals below in February 2020. The Compensation & Human Capital Management Committee selected the metrics for their correlation with sustained growth and shareholder value and alignment with the multi-year strategic plans of HEI and its Utility and Bank subsidiaries. The table below identifies the 2020-22 LTIP metrics, the objective each metric serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2020-22 and the corresponding payout as a percentage of target.

Compensation Discussion and Analysis
The results shown below incorporate the Compensation & Human Capital Management Committee’s decision, pursuant to the terms of the plans, to exclude the impact of the unusual events that affected HEI and ASB during the 2020-22 period. These adjustments are described below under “Non-GAAP Net Income Metrics — 2020-22 LTIP.”
2020-22 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Result	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Ito, Murao and Hazelton
HEI 3-year Average Annual EPS Growth1 promotes shareholder value by focusing on EPS growth over a three-year period.	30%	4.0%	5.0%	6.0%	1.7%
HEI ROACE2 measures profitability based on net income returned as a % of average common equity.	30%	9.0%	9.5%	10.0%	9.7%	61%
Utility Renewable Portfolio Standards3 measures the Utility’s progress towards meeting the State of Hawai‘i’s RPS targets for increased production of energy from renewable sources.	20%	32.0%	40.0%	50.0%	39.1%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	29th percentile
Seu* and Kimura
Utility 3-year Average Annual Net Income Growth5 promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%	4.5%	5.5%	7.0%	6.4%
Utility 3-year ROACE as a % of Allowed Return6 measures the performance of the Utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator. The focus on ROACE encourages improved return compared to the cost of capital.	30%	83%	85%	88%	85%	97%
Utility Renewable Portfolio Standards3 measures the Utility’s progress towards meeting the State of Hawai‘i’s RPS targets for increased production of energy from renewable sources.	20%	32.0%	40.0%	50.0%	39.1%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile	29th percentile
Teranishi
ASB Return on Equity7 measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	40%	11.30%	12.60%	13.95%	11.80%
ASB Efficiency Ratio8 promotes expense control based on the average of the last two years of the plan.	40%	60.5%	58.5%	55.5%	66.1%	28%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile	29th percentile
*
Because Mr. Seu was President and CEO of the Utility at the time the 2020-22 LTIP was established, his 2020-22 LTIP compensation is based on the Utility’s performance metrics.

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2020, 2021 and 2022, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by three. Non-GAAP Adjusted Net Income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2019 through 2022 described below under “Non-GAAP Net Income Metrics — 2020-22 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
HEI ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2020, 2021 and 2022), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. Non-GAAP Adjusted Net Income used in the calculation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2020 through 2022 described below under “Non-GAAP Net Income Metrics — 2020-22 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

3
Utility Renewable Portfolio Standards measures the Utility’s percentage of electric energy sales that is represented by renewable electrical energy created to diversify its energy resource mix. The State of Hawai‘i’s RPS targets are 30% by 2020, 40% by 2030, 70% by 2040 and 100% by 2045.

4
HEI Relative TSR compares HEI’s TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2020, 2021 and 2022, respectively) net income percentage growth over the net income of the prior year and dividing that sum by 3.

Compensation Discussion and Analysis
6
Utility 3-year ROACE as a percentage of Allowed Return is the Utility’s consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for Hawaiian Electric and its subsidiaries as determined by the Hawai‘i Public Utilities Commission for the same period.

7
ASB ROE is calculated as the simple daily average of ASB ROE calculated on an annual basis (2021 and 2022), with net income and equity adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity. Non-GAAP Adjusted Net Income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2021 and 2022 described below under “Non-GAAP Net Income Metrics — 2020-22 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

8
ASB Efficiency Ratio is equal to the simple average of ASB’s 2021 and 2022 efficiency ratio. Efficiency ratio is equal to total noninterest expense divided by the sum of net interest income and total noninterest income, adjusted for exclusions approved by the Compensation & Human Capital Management Committee. See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

The following table shows how Total Achieved as a percentage of Target Opportunity from the table above is converted into the number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payout amounts are also shown in the “2022 Option Exercises and Stock Vested” table.
					2020-22 Incentive Payout1
Name	Target Opportunity (in shares)		Total Achieved as a % of Target Opportunity (%)		(shares)	(dividend equivalents paid as a share number)
Scott W. H. Seu	6,975	×	97	=	6,758	716
Paul K. Ito	2,785	×	61	=	1,696	180
Kurt K. Murao	4,387	×	61	=	2,671	283
Shelee M. T. Kimura	2,587	×	97	=	2,507	266
Ann C. Teranishi	2,054	×	28	=	569	60
Gregory C. Hazelton2	7,530	×	61	=	4,584	486
1
Figures may not calculate to the number of shares shown in 2020-22 Incentive Payout column due to rounding of the Total Achieved as a percentage of Target Opportunity, which was rounded for ease of presentation.

2
Mr. Hazelton retired effective July 2, 2022 and amounts shown reflect 30 complete months of service.

Non-GAAP Net Income Metrics — 2020-22 LTIP
HEI consolidated net income and ASB net income performance for purposes of the 2020-22 LTIP were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the LTIP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes in applicable accounting rules or practices.
HEI. In determining HEI consolidated net income for 2019, 2020, 2021 and 2022 for purposes of calculating HEI average annual EPS growth and HEI consolidated net income for 2020, 2021 and 2022 for purposes of calculating HEI consolidated ROACE under the 2020-22 LTIP, the Compensation & Human Capital Management Committee determined that certain items recorded during the performance period should be excluded from the calculation because such adjustments equitably compensate for extraordinary events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established, and that excluding those items was consistent with the original intent and objectives of the award. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). Excluded items for 2022 include a portion of the gain from an extraordinary negative provision for credit losses and a portion of the gain on pension defeasement.

Compensation Discussion and Analysis
See pages 41-43 of HEI's 2022 Proxy Statement, pages 41-43 of HEI’s 2021 Proxy Statement and pages 40-42 of HEI’s 2020 Proxy Statement for a more detailed discussion of the respective 2021, 2020 and 2019 adjustments. See the ASB and Hawaiian Electric sections below for additional discussion and for all other items impacting HEI consolidated net income. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Years ended December 31	2022	2021	2020	2019
($ in millions, except per share amounts)
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$241.1	$246.2	$197.8	$217.9
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic1, 2	(9.6)	(16.8)	25.2	—
Executive officer settlement1, 3	—	1.4	—	—
State Unemployment Tax assessment1,4	—	(0.9)	—	—
COVID-19 related expenses1, 5	—	—	3.7	—
Branch lease termination costs (gain on sale of branches)1	(0.1)	—	0.6	—
Gain from VISA stock sale, net1	—	—	(2.2)	—
Sale of former headquarters, net of campus transition costs1	—	—	—	(5.6)
Pension defeasement1, 6	(1.0)	(1.1)	(0.1)	—
Gain on sale of an investment by Pacific Current7	(6.2)	—	—	—
Non-GAAP (adjusted) net income for 2020-22 LTIP purposes	$224.3	$228.8	$225.1	$212.3
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$2.20	$2.25	$1.81	$2.00
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes	2.05	2.09	2.06	1.95
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	10.5	10.4	8.6
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes	9.8	9.7	9.7
Note: Columns may not foot due to rounding
1
ASB expense (gain).

2
Extraordinary provision for credit losses in 2020 arose primarily from an unforeseen increase in reserves for the commercial, commercial real estate and consumer loan portfolios for expected credit deterioration due to the COVID-19 pandemic. In 2021 and 2022, there were extraordinary negative provisions for credit losses primarily due to favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

3
Portion of amounts paid in settlement of claims brought against ASB by its former CEO. See Exhibit 10.1 to Form 10-Q filed with the SEC on August 9, 2021.

4
Lower actual state unemployment tax assessment compared to budget resulting from a freeze in unemployment tax rates during 2021.

5
Unforeseen and extraordinary COVID-19 related expenses included the purchase of safety protection equipment and cleaning supplies, additional compensation to frontline employees and payment for excess leave employees were not able to use in 2020.

6
ASB expense (gain) on pension defeasement. Pension defeasement refers to ASB’s initiative to manage risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. The Compensation & Human Capital Management Committee deemed it appropriate to exclude these pension amounts for purposes of determining net income for the 2020-22 LTIP because the Company’s consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy.

7
Exclusion of the gain on the sale of an equity method investment by Pacific Current.

ASB. In determining ASB’s 2021 and 2022 net income and common equity for purposes of calculating ASB’s ROE under the 2020-22 LTIP (as well as ASB’s 2019, 2020, 2021 and 2022 net income for purposes of calculating HEI average annual EPS growth and 2020, 2021 and 2022 net income for purposes of calculating HEI consolidated ROACE (in each case noted above)), the Compensation & Human Capital Management Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation & Human Capital Management Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2020-22 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations. Specifically, for 2022, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes), including a portion of the gain from an extraordinary negative provision for credit losses and a portion of the gain on pension defeasement.

Compensation Discussion and Analysis
See pages 41-44 of HEI's 2022 Proxy Statement and pages 41-43 of HEI’s 2021 Proxy Statement for a more detailed discussion of the respective 2021 and 2020 adjustments. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Years ended December 31	2022	2021
($ in millions)
ASB NET INCOME
GAAP (as reported)	$80.0	$101.2
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic1	(9.6)	(16.8)
Executive officer settlement2	—	1.4
State Unemployment Tax assessment3	—	(0.9)
Branch lease termination costs (gain on sale of branches)	(0.1)	—
Pension defeasement4	(1.0)	(1.1)
Non-GAAP (adjusted) net income for 2020-22 LTIP purposes	$69.3	$83.8
ASB Return on Average Common Equity (%)
Based on GAAP	14.1	13.8
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes	12.2	11.4
ASB EFFICIENCY RATIO (%)
Based on GAAP	66.3	65.3
Adjustment for pre-tax ASB items above	0.3	0.3
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes	66.6	65.6
Note: Columns may not foot due to rounding
1
See footnote 2 in the table above regarding Allowance (reversal of allowance) for credit losses.

2
See footnote 4 in the table above regarding the state unemployment tax assessment.

3
See footnote 3 in the table above regarding the executive settlement.

4
See footnote 6 in the table above regarding pension defeasement.

Hawaiian Electric. The Compensation Committee did not make any adjustments to the Utility’s 2022, 2021 or 2020 net income.
2021-23 Long-Term Incentive Plan. HEI’s 2021-23 long-term incentive plan was described on pages 37-39 of the 2022 Proxy Statement.
Restricted stock units
HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a period of years. Beginning with grants made in 2021, RSUs vest over a three-year period, with RSUs granted prior to 2021 vesting over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company through vesting.
The value of the annual RSU grant is a percentage of the executive’s base salary. These awards are designed to focus executives on creating long-term value for the Company’s stakeholders. Since they take three or four years (as applicable) to fully vest, the RSUs also are designed to promote retention. The RSUs vest and convert to shares of HEI Common Stock in three or four (as applicable) equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year).
The 2022 RSU grants are set forth in the “2022 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Benefits
Retirement and savings plans
HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.
HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred (or Roth) basis through HEI’s Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan, which does not provide non-elective employer contributions for any participants and does not provide matching contributions for participants who joined the Company before May 1, 2011.

Compensation Discussion and Analysis
In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a new benefit structure for employees hired on or after May 1, 2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. Messrs. Ito and Hazelton joined the Company after May 1, 2011 and are eligible to receive matching contributions under the amended HEI Retirement Savings Plan. Messrs. Seu and Murao and Ms. Kimura are not eligible for and did not receive matching contributions under that plan, since they joined the Company prior to May 1, 2011. The HEI Retirement Plan was further amended in January 2022, with amendments affecting employees hired after January 1, 2022. No named executive officer was impacted by the 2022 amendments.
Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan. In 2022, all of the named executive officers except for Ms. Teranishi participated in the HEI Excess Pay Plan. Retirement benefits are discussed in further detail below in the 2022 Pension Benefits table and related notes.
ASB’s employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. ASB matches the employee’s contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2022, eligible compensation was capped at $305,000. ASB also provides discretionary, nonelective profit-sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Ms. Teranishi received matching contributions under the plan in 2022, limited to the amount permitted based on eligible compensation.
Retirement benefits are discussed in further detail in the “2022 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Deferred compensation plans
HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.
HEI and Hawaiian Electric named executive officers and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants’ cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI’s Retirement Savings Plan. In 2022, there were no matching or other employer contributions under this plan for employees of HEI, Hawaiian Electric or ASB. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan. No named executive officer deferred compensation under either of these plans in 2022.
The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, for plan years beginning January 1, 2010, the plan provides for employer matching contributions and profit-sharing contributions. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Teranishi did not elect to defer compensation under such plan in 2022.
Deferred compensation benefits are discussed in further detail in the “2022 Nonqualified Deferred Compensation” table and related notes in the “Executive Compensation Tables” section below.
Executive Death Benefit Plan (frozen since 2009)
In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive’s beneficiaries following the executive’s death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).
Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and, historically, life insurance proceeds have been excluded from income for federal tax purposes. Mr. Seu is covered under the Executive Death Benefit Plan. Messrs. Ito, Murao and Hazelton and Ms. Kimura are not covered under the plan because they joined the Company or were not executive officers until after the plan was frozen. Ms. Teranishi also is not covered because ASB is not a participating employer in the plan. Death benefits are discussed in further detail in the “2022 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Double-trigger change-in-control agreements
The Compensation & Human Capital Management Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package to encourage the continued attention of key executives to the

Compensation Discussion and Analysis
performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2022, each of the named executive officers except Messrs. Ito and Hazelton was party to a change-in-control agreement. The Company entered into a change-in-control agreement with Mr. Ito effective January 1, 2023.
All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation & Human Capital Management Committee takes into account the executive’s expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Compensation & Human Capital Management Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Mr. Seu and two times base salary plus annual incentive for Messrs. Ito and Murao and Mss. Kimura and Teranishi. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.
The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days’ notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. For executives of ASB and Hawaiian Electric, the definition of “change-in-control” includes a change in the ownership of ASB or Hawaiian Electric, as applicable. Change-in-control benefits are discussed in further detail in the “Potential Payments Upon Termination or Change in Control” section and related notes in the “Executive Compensation Tables” section below.
Minimal perquisites
HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawai‘i, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2022, each named executive officer except Mr. Ito had a Company-paid club membership, which is commonly provided to business executives in Hawai‘i and used for the primary purpose of business entertainment. Mr. Murao received four weeks of vacation in 2022 and Mr. Hazelton received two weeks of vacation during seven months of 2022, in each case which was more than other employees with similar length of service typically receive. Ms. Teranishi received 35 days of paid time off in 2022, which is two days more than ASB employees with similar length of service.
No new tax gross ups
HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under “Benefits — Executive Death Benefit Plan” above, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

Compensation Discussion and Analysis
Additional Policies and Information
Our programs are designed to guard against excessive risk
HEI’s compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.
HEI’s Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting on high-risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation & Human Capital Management Committee, are apprised of risks that could reasonably be expected to have a material adverse effect on HEI.
Risk assessment. On an annual basis, the Compensation & Human Capital Management Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries for all employees, which is updated annually by the Company’s ERM function. Based on its review of the risk assessment of compensation programs in place in 2022 and consultation with FW Cook, the Compensation & Human Capital Management Committee believes that the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Risk mitigation features of our programs. Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:
•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, reliability and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy (clawback policy) permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a significant restatement of HEI’s financial statements.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI’s long-term performance.

•
Long-term incentive payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders.

•
Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics that correlate with long-term creation of shareholder value and are impacted by management decisions.

•
The Compensation & Human Capital Management Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company
HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) an amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (Compliance Date) to reach the following ownership levels:
Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary
Each of Messrs. Ito, Murao and Seu and Mss. Kimura and Teranishi has not yet reached his or her respective compliance date.
Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes). The Compensation & Human Capital Management Committee has the authority to approve hardship exceptions to these retention requirements.
Hedging and pledging are prohibited
The Company’s Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries (as well as the spouses, minor children, adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person’s securities trading decisions) from holding Company securities in margin

Compensation Discussion and Analysis
accounts or pledging Company securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.
Clawback policy applies to performance-based pay
HEI has an executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Compensation & Human Capital Management Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct was involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. On October 26, 2022, the SEC adopted final rules implementing the clawback provisions of the Dodd-Frank Act that direct the national stock exchanges to establish listing standards requiring listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations. HEI will amend its clawback policy to ensure it complies with the final rules adopted by the NYSE, as and when required.
The Compensation & Human Capital Management Committee considers tax and accounting impacts on compensation
In designing compensation programs, the Compensation & Human Capital Management Committee considers the tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.
Tax matters. Section 162(m) of the Internal Revenue Code generally limits to $1 million, per applicable executive, the annual federal income tax deduction that a publicly held corporation may claim for total taxable compensation payable to certain covered executive officers, including both current and former executives.
In determining compensation for our executive officers, the Compensation & Human Capital Management Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to which the compensation is deductible. The Compensation & Human Capital Management Committee recognizes the impact of Section 162(m) and its significance to the company’s compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.
Another tax consideration factored into the design of the Company’s compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.
Accounting matters. In establishing performance goals for equity compensation, the Compensation & Human Capital Management Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation & Human Capital Management Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

Compensation Discussion and Analysis
Compensation & Human Capital Management Committee Report
The Compensation & Human Capital Management Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI’s 2022 Form 10-K.
Compensation & Human Capital Management Committee
Richard J. Dahl, Chair
Thomas B. Fargo
Peggy Y. Fowler
Micah A. Kāne
Compensation & Human Capital Management Committee Interlocks and Insider Participation
The Compensation & Human Capital Management Committee consists of the four independent directors listed above under “Compensation & Human Capital Management Committee Report.” No member of the Compensation & Human Capital Management Committee during 2022 was an employee or former employee of HEI. During 2022, no member of the Compensation & Human Capital Management Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2022, none of HEI’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on the Compensation & Human Capital Management Committee or Board of Directors.

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The table below shows total compensation for years ended December 31, 2020 through 2022 for Messrs. Seu, Murao and Hazelton, for 2021 and 2022 for Ms. Teranishi (who was not an NEO in 2020), and for 2022 for Mr. Ito and Ms. Kimura (who were not NEOs in 2020 and 2021).
2022 SUMMARY COMPENSATION TABLE
Name and 2022 Principal Positions	Year	Salary ($)1	Bonus ($)2	Stock Awards ($)3	Nonequity Incentive Plan Compensation ($)4	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)5	All Other Compensation ($)6	Total Without Change in Pension Value ($)7	Total ($)
Scott W. H. Seu HEI President & CEO ASB Chair	2022	875,000	—	1,830,874	869,129	236,512	—	3,575,003	3,811,515
	2021	506,667	—	821,405	599,588	1,002,005	—	1,927,660	2,929,665
	2020	419,750	—	651,282	394,587	999,547	—	1,465,619	2,465,166
Paul K. Ito HEI Executive Vice President, CFO & Treasurer*	2022	313,425	108,750	244,373	140,054	—	9,150	815,752	815,752
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2022	428,667	—	467,085	255,475	—	15,281	1,166,508	1,166,508
	2021	402,000	—	499,262	443,638	252,374	14,873	1,359,773	1,612,147
	2020	352,000	—	369,992	244,954	315,725	—	966,946	1,282,671
Shelee M. T. Kimura Hawaiian Electric President & CEO	2022	450,000	—	814,267	249,909	—	—	1,514,176	1,514,176
Ann C. Teranishi ASB President & CEO	2022	605,000	—	600,723	764,357	—	56,774	2,026,854	2,026,854
	2021	473,707	—	626,520	600,098	—	23,996	1,724,321	1,724,321
Gregory C. Hazelton Former HEI Executive Vice President and CFO	2022	278,733	—	757,904	193,721	—	15,126	1,245,484	1,245,484
	2021	546,400	—	1,100,746	653,243	116,175	26,054	2,326,443	2,442,618
	2020	543,750	—	707,755	412,830	186,825	26,328	1,690,663	1,877,488
*
Mr. Ito served as Interim Chief Financial Officer from July 2 to December 31, 2022, and was appointed Executive Vice President, Chief Financial Officer and Treasurer effective January 1, 2023.

1
Salary. This column represents cash base salary received for the year.

2
Bonus. Represents the supplemental cash award paid to Mr. Ito for his service as Interim Chief Financial Officer from July 2 to December 31, 2022.

3
Stock Awards. These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2020, 2021 and 2022, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2020-22, 2021-23 and 2022-24 LTIPs, respectively, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a three-year period (for grants made in 2021 and 2022) or a four-year period (for grants made in 2020). See the 2022 Grants of Plan-Based Awards table below for the portion of the amount in the Stock Awards column above that is composed of 2022 grants of RSUs and performance-based award opportunities under the 2022-24 LTIP. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2025 under the 2022-24 LTIP would be: Mr. Seu $2,611,731; Mr. Ito $300,712; Mr. Murao $548,357; Ms. Kimura $863,456, Ms. Teranishi $838,422 and Mr. Hazelton $955,546.

For a discussion of the assumptions underlying the amounts set out for the RSUs and 2022-24 LTIP, see Note 11 to the Consolidated Financial Statements in HEI’s 2022 Form 10-K.
4
Nonequity Incentive Plan Compensation. These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown.

5
Change in Pension Value and Nonqualified Deferred Compensation Earnings. These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2020, 2021 and 2022. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. For 2022, the decrease in value was primarily due to an increase in discount rates, which results in a decrease in the present value of the accrued benefit. For Mr. Seu, the decrease was more than offset by the increase in Excess Pay Plan value as a result of his promotion to HEI President & CEO effective January 1, 2022. In accordance with SEC rules, the negative change in value in 2022 for Messrs.  Ito, Murao and Hazelton and Ms. Kimura is shown as no change in the table above. For a further discussion of the applicable plans, see the 2022 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

Executive Compensation Tables
6
All Other Compensation. The following table summarizes the components of  “All Other Compensation” with respect to 2022:

Name	Contributions to Defined Contribution Plans ($)a	Other ($)b	Total All Other Compensation ($)
Scott W. H. Seu	—	—	—
Paul K. Ito	9,150	—	9,150
Kurt K. Murao	—	15,281	15,281
Shelee M. T. Kimura	—	—	—
Ann C. Teranishi	12,200	44,574	56,774
Gregory C. Hazelton	6,128	8,998	15,126
a
Messrs. Ito and Hazelton received matching contributions to their respective account in the HEI Retirement Savings Plan up to the amount permitted based on eligibcompensation ($305,000 in 2022). Ms. Teranishi received matching contributions to her account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($305,000 in 2022).

b
Messrs. Murao and Hazelton and Ms. Teranishi received club membership dues, and Ms. Teranishi received a one-time club initiation fee. Mr. Murao received one more week and Mr. Hazelton received one-half more week of vacation than employees with similar length of service would usually receive. Ms. Teranishi received two more days of paid time off than ASB employees with similar length of service below the Senior Vice President level receive.

7
Total Without Change in Pension Value. Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Compensation & Human Capital Management Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows cash performance award opportunities under the 2022 EICP, equity-based performance award opportunities granted under the LTIP for performance over the 2022-24 period and payable in 2025 and RSUs granted in 2022 and vesting in installments over three years.
2022 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Nonequity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units (#)3	Grant Date Fair Value of Stock Awards ($)4
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott W. H. Seu	2/11/22 EICP	437,500	875,000	1,750,000	—	—	—	—	—
	2/11/22 LTIP	—	—	—	14,834	29,668	59,336	—	1,305,872
	2/11/22 RSU	—	—	—	—	—	—	12,715	525,002
Paul K. Ito	2/11/22 EICP	70,521	141,041	282,083	—	—	—	—	—
	2/11/22 LTIP	—	—	—	1,708	3,416	6,832	—	150,356
	2/11/22 RSU	—	—	—	—	—	—	2,277	94,017
Kurt K. Murao	2/11/22 EICP	128,600	257,200	514,400	—	—	—	—	—
	2/11/22 LTIP	—	—	—	3,115	6,229	12,458	—	274,178
	2/11/22 RSU	—	—	—	—	—	—	4,672	192,907
Shelee M. T. Kimura	2/11/22 EICP	168,750	337,500	675,000	—	—	—	—	—
	2/11/22 LTIP	—	—	—	4,904	9,809	19,617	—	431,756
	2/11/22 RSU	—	—	—	—	—	—	9,264	382,511
Ann C. Teranishi	2/11/22 EICP	211,750	423,500	847,000	—	—	—	—	—
	2/11/22 LTIP	—	—	—	4,762	9,524	19,048	—	419,212
	2/11/22 RSU	—	—	—	—	—	—	4,396	181,511
Gregory C. Hazelton	2/11/22 EICP	196,082	392,163	784,326	—	—	—	—	—
	2/11/22 LTIP	—	—	—	5,427	10,855	21,709	—	477,793
	2/11/22 RSU	—	—	—	—	—	—	6,784	280,111
EICP: Executive Incentive Compensation Plan (annual incentive)
LTIP: Long-Term Incentive Plan (2022-24 period)
RSU: Restricted Stock Units
1
Estimated Future Payouts Under Nonequity Incentive Plan Awards. Shows possible cash payouts under the 2022 EICP based on meeting performance goals set in February 2022 at threshold, target and maximum levels. Actual payouts for the 2022 EICP are reported in the 2022 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards. Represents the number of shares of stock that may be issued under the 2022-24 LTIP based upon the achievement of performance goals set in February 2022 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
All Other Stock Awards: Number of Shares of Stock or Units. Represents the number of RSUs awarded in 2022 that will vest and be issued as unrestricted stock in three equal annual installments on the grant date anniversaries. Unvested awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid in HEI Common Stock on RSUs vesting in a given year.

4
Grant Date Fair Value of Stock Awards. Grant date fair value for shares under the 2022-24 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 11 (Share-based compensation) to the Consolidated Financial Statements in HEI’s 2022 Form 10-K. Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

Executive Compensation Tables
Outstanding Equity Awards at 2022 Fiscal Year-End
	Stock Awards
	Grant Year	Shares or Units of Stock That Have Not Vested1		Equity Incentive Plan Awards
				Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)3	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)2
Name		Number (#)	Market Value ($)2
Scott W. H. Seu	2019	638	26,700	—	—
	2020	3,270	136,850	—	—
	2021	5,964	249,593	14,613	611,554
	2022	12,715	532,123	29,668	1,241,606
	Total	22,587	945,266	44,281	1,853,160
Paul K. Ito	2019	562	23,520	—	—
	2020	928	38,837	—	—
	2021	1,769	74,033	6,015	251,728
	2022	2,277	95,292	3,416	142,960
	Total	5,536	231,682	9,431	394,688
Kurt K. Murao	2019	611	25,570	—	—
	2020	1,645	68,843	—	—
	2021	3,549	148,526	8,991	376,273
	2022	4,672	195,523	6,229	260,684
	Total	10,477	438,462	15,220	636,957
Shelee M. T. Kimura	2019	622	26,031	—	—
	2020	1,006	42,101	—	—
	2021	2,005	83,909	5,242	219,378
	2022	9,264	387,698	9,809	410,507
	Total	12,897	539,739	15,051	629,885
Ann C. Teranishi	2019	212	8,872	—	—
	2020	684	28,625	—	—
	2021	4,741	198,411	4,259	178,239
	2022	4,396	183,973	4,762	199,290
	Total	10,033	419,881	9,021	377,529
Gregory C. Hazelton	2019	—	—	—	—
	2020	—	—	—	—
	2021	—	—	9,568	400,421
	2022	—	—	—	—
	Total	—	—	9,568	400,421
1
Shares or Units of Stock That Have Not Vested. The remaining installment of the 2019 RSUs vested on February 14, 2023. Of the remaining installments of the 2020 RSUs, one installment vested on February 11, 2023 and the remainder will vest on February 11, 2024. Of the remaining installments of the 2021 RSUs, one installment vested on February 9, 2023 and the remainder will vest on February 9, 2024. For the 2022 RSUs, one installment vested on February 11, 2023 and the remainder will vest in equal annual installments on February 11, 2024 and 2025. Of Ms. Teranishi’s remaining special 2021 RSUs granted upon her promotion to President and CEO of the Bank, the remainder will vest in equal annual installments on May 18, 2023 and 2024.

2
Market Value. Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $41.85 as of December 30, 2022.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the number of shares of HEI Common Stock that would be issued under the 2021-23 and 2022-24 LTIPs if performance goals are met for HEI, the Utility and the Bank at the target, target and threshold levels, respectively, at the end of the respective three-year performance periods.

Executive Compensation Tables
2022 Option Exercises and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott W. H. Seu	5,9631	242,277
	7,4742	312,7873
Paul K. Ito	2,7141	110,270
	1,8762	78,5113
Kurt K. Murao	4,0921	166,257
	2,9542	123,6253
Shelee M. T. Kimura	2,6901	109,294
	2,7732	116,0503
Ann C. Teranishi	3,2411	129,293
	6292	26,3243
Gregory C. Hazelton	13,6901	554,006
	5,0702	212,1803
1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2022 vesting of installments of RSUs granted on January 31, 2018, February 14, 2019, February 11, 2020, February 9, 2021, May 18, 2021 and October 7, 2021. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H Seu	5,629	334	5,963
Paul K. Ito	2,509	205	2,714
Kurt K. Murao	3,826	266	4,092
Shelee M. T. Kimura	2,503	187	2,690
Ann C. Teranishi	3,086	155	3,241
Gregory C. Hazelton	12,825	865	13,690
2
Represents the number of shares acquired (and dividend equivalents paid in stock based on earned shares) upon vesting of performance share awards under the 2020-22 LTIP, which were payable in stock at the end of the performance period. Value realized on vesting includes dividend equivalents. The achievement of the applicable performance measures was certified on February 10, 2023.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H. Seu	6,758	716	7,474
Paul K. Ito	1,696	180	1,876
Kurt K. Murao	2,671	283	2,954
Shelee M. T. Kimura	2,507	266	2,773
Ann C. Teranishi	569	60	629
Gregory C. Hazelton	4,584	486	5,070
3
Represents vested 2020-22 LTIP shares at 2022 year-end closing price of HEI Common Stock on the NYSE of $41.85 per share on December 30, 2022. Actual settlement of the performance share awards under the 2020-22 LTIP occurred on February 17, 2023 (after the February 10, 2023 certification of the applicable performance results) based on the closing price of HEI Common Stock on the NYSE of $42.30 per share. The actual settlement amounts were: Mr. Seu $316,150; Mr. Ito $79,355; Mr. Murao $124,954; Ms. Kimura $117,298, Ms. Teranishi $26,607; and Mr.  Hazelton $214,461.

Executive Compensation Tables
Pension Benefits
The table below shows the present value as of December 31, 2022 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Mr. Seu, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI’s financial statements (see Note 10 to the Consolidated Financial Statements in HEI’s 2022 Form 10-K).
2022 PENSION BENEFITS
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)4	Payments During the Last Fiscal Year ($)
Scott W. H. Seu	HEI Retirement Plan1	29.3	2,227,131	—
	HEI Excess Pay Plan2	29.3	2,171,060	—
	HEI Executive Death Benefit3	—	60,301	—
Paul K. Ito	HEI Retirement Plan1	4.9	141,615	—
	HEI Excess Pay Plan2	4.9	5,205	—
Kurt K. Murao	HEI Retirement Plan1	11.8	752,214	—
	HEI Excess Pay Plan2	11.8	258,773	—
Shelee M. T. Kimura	HEI Retirement Plan1	18.3	976,416	—
	HEI Excess Pay Plan2	18.3	165,741	—
Ann C. Teranishi5	—	—	—	—
Gregory C. Hazelton	HEI Retirement Plan1	7.6	295,470	—
	HEI Excess Pay Plan2	7.6	262,974	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Messrs. Seu and Murao and Ms. Kimura, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

HEI and Hawaiian Electric management employees who commenced employment on or after May 1, 2011, such as Messrs. Ito and Hazelton, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, more stringent requirements for subsidized early retirement benefits, reduced early retirement subsidies and no post-retirement cost-of-living adjustment). Normal retirement benefits for these employees are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI Retirement Savings Plan (50% match on the first 6% of compensation deferred).
Messrs. Seu, Murao and Hazelton and Ms. Kimura are vested in retirement benefits under the HEI Retirement Plan.
2
As of December 31, 2022, all of the named executive officers, except for Ms. Teranishi, were participants in the HEI Excess Pay Plan. Messrs. Seu, Murao, and Hazelton and Ms. Kimura are vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($305,000 in 2022 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of  $245,000 in 2022 as indexed for inflation, or the participant’s highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

3
Mr. Seu is covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive’s base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive’s base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed-up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. Ito, Murao and Hazelton and Mss. Kimura and Teranishi were not employed by the companies or were not executive officers at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

4
The present value of accumulated benefits for the named executive officers included in the 2022 Pension Benefits table was determined based on the following:

Methodology: The present values are calculated as of December 31, 2022 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).

Executive Compensation Tables
Assumptions:
•
Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 5.67% for HEI retirement benefits, 5.63% for ASB retirement benefits and 5.66% for executive death benefits as of December 31, 2022.

•
Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2021 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

•
Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of  (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2022.

•
Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

•
Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

5
Ms. Teranishi is not eligible to participate in any of the plans in the above 2022 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Ms. Teranishi joined ASB.

Executive Compensation Tables
2022 Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)1	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)2
Scott W. H. Seu	—	—	—	—	—
Paul K. Ito	124,379	—	(78,909)	—	261,736
Kurt K. Murao	—	—	—	—	—
Shelee M. T. Kimura	—	—	—	—	—
Ann C. Teranishi	—	—	11	—	937
Gregory C. Hazelton	—	—	—	—	—
1
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan and ASB Deferred Compensation Plan.

The HEI Deferred Compensation Plan is a contributory nonqualified deferred compensation plan implemented in 2011, which allows certain HEI and Hawaiian Electric executives to defer up to 100% of annual base salary in excess of the compensation limit set forth in Internal Revenue Code Section 401(a)(17) ($305,000 in 2022, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. In 2022, there were no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2022 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions triggered by separation from service in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Lump sum benefits are payable in the event of disability or death.
The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions for plan years beginning January 1, 2010. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2022 Summary Compensation Table above. Under the plan, a participant may receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period if designated as a key employee to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.
Ms. Teranishi has not deferred any amounts under the ASB Deferred Compensation Plan.
2
Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The table below shows the potential payments to each named executive officer in the event of retirement, death or disability, voluntary termination, termination for cause, termination without cause and termination after change in control, assuming termination occurred on December 31, 2022. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.
2022 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE
Name/ Benefit Plan or Program	Retirement on 12/31/22 ($)1	Termination due to death or disability on 12/31/22 ($)2	Voluntary termination, termination for and without cause on 12/31/22 ($)3	Termination after change in control on 12/31/22 ($)4
Scott W. H. Seu
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	863,784	863,784	—	—
Restricted Stock Units7	387,801	387,801	—	—
Change-in-Control Agreement4	—	—	—	2,167,325
TOTAL	1,251,585	1,251,585	—	2,167,325
Paul K. Ito
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	228,669	—	416,917
Restricted Stock Units7	—	110,656	—	247,417
Change-in-Control Agreement4	—	—	—	—
TOTAL	—	339,325	—	664,334
Kurt K. Murao
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	358,027	—	—
Restricted Stock Units7	—	196,200	—	—
Change-in-Control Agreement4	—	—	—	2,225,134
TOTAL	—	554,227	—	2,225,134
Shelee M. T. Kimura
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	297,805	—	—
Restricted Stock Units7	—	212,288	—	—
Change-in-Control Agreement4	—	—	—	1,818,886
TOTAL	—	510,093	—	1,818,886
Ann C. Teranishi
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	375,310	—	—
Restricted Stock Units7	—	167,304	—	—
Change-in-Control Agreement4	—	—	—	1,996,500
TOTAL	—	542,614	—	1,996,500
Note: All stock-based award amounts were valued using the 2022 year-end closing price of HEI Common Stock on the NYSE of $41.85 per share on December 30, 2022. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

Executive Compensation Tables
1
Retirement payments & benefits. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2022 Pension Benefits and 2022 Nonqualified Deferred Compensation tables above. Messrs. Ito and Murao and Mss. Kimura and Teranishi have not met the requirements for retirement eligibility under the 2010 Equity and Incentive Plan, as amended (EIP), which includes the Long-Term Incentive Plan and Restricted Stock Units. Accordingly, no amounts are shown in this column for Messrs. Ito and Murao and Mss. Kimura and Teranishi.

2
Termination due to death or disability payments & benefits. All named executive officers were eligible for death or disability payments & benefits as of December 31, 2022.

3
Voluntary termination payments & benefits. If the executive voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.

Termination for cause payments & benefits. If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. “Cause” generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the EIP, has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.
Termination without cause payments & benefits. If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in footnote 4 below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change-in-control agreements.
4
Termination after change-in-control payments & benefits. All NEOs except Mr. Ito had change-in-control agreements as of December 31, 2022. The Company entered into a change-in-control agreement with Mr. Ito effective January 1, 2023.

“Change in control” generally means a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Ms. Teranishi’s change-in-control agreement defines “change in control” to also mean a sale of  (or equivalent transaction involving) ASB. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. Mr. Seu has a lump sum severance multiplier of three times and Messrs. Ito and Murao and Mss. Kimura and Teranishi have a lump sum severance multiplier of two times, in each case applied to the sum of the executive’s base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).
In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based LTIP compensation, pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs not granted under the LTIP, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.
For executives who do not have a change-in-control agreement, the EIP and respective plan agreements provide for accelerated vesting or payments to be made to executives upon a change in control. The effects of a change in control on EICP and LTIP awards and RSUs for executives without a change-in-control agreement are described in notes 5, 6 and 7 below.
5
Executive Incentive Compensation Plan (EICP). Excludes amounts payable under the 2022 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2022. Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for NEOs in the event of a change in control are further described in footnote 4 above.

6
Long-Term Incentive Plan (LTIP). Excludes amounts payable under the 2020-22 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2022. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2022; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments for NEOs in the event of a change in control are further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Restricted Stock Units (RSUs) not granted under LTIP. Termination for or without cause results in the forfeiture of unvested RSUs not granted under the LTIP. Termination due to death, disability or retirement results in pro-rata vesting of RSUs not granted under the LTIP. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for NEOs following a change in control is further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

Executive Compensation Tables
CEO Pay Ratio
As required by SEC rules, we are disclosing the ratio of our median employee’s annual total compensation to the annual total compensation of our CEO.
In accordance with Item 402(u) of Regulation S-K, we are using the same median employee we used to calculate our 2020 CEO pay ratio because there have been no changes in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure. We identified our median employee by evaluating 2019 Form W-2s for all individuals, excluding our CEO, who were employed by us on October 1, 2020. We included all employees, whether employed on a full-time, part-time, or seasonal basis and assumed no compensation earned in 2019 for employees hired in 2020. We believe that the use of Form W-2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.
Once we determined the median employee based on W-2 compensation, we calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2022 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.
CEO to Median Employee Pay Ratio
	President & CEO	Median Employee
Salary	$875,000	$115,383
Overtime Pay	—	—
Stock Awards	1,830,874	—
Nonequity Incentive Plan Compensation	869,129	—
All Other Compensation	—	3,457
Change in Pension Value1	236,512	—
TOTAL	$3,811,515	$118,840
CEO Pay to Median Employee Pay Ratio	32:1
1
These amounts are attributable to a change in the value of each individual’s defined benefit pension account balance and do not represent earned or paid compensation. Despite the fact that these amounts are not paid, they are required to be taken into account for purposes of calculating total annual compensation for SEC reporting purposes. Pension values fluctuate over time, can rise or fall year-to-year and are dependent on many variables including market conditions, years of service, earnings, and actuarial assumptions such as discount rates.

Executive Compensation Tables
Pay Versus Performance
The following section was prepared in accordance with the SEC’s new pay versus performance (“PvP”) disclosure rules (Item 402(v) of Regulation S-K) (PvP Rules). The PvP rules include a new definition of pay, called Compensation Actually Paid (CAP), which is compared to certain performance measures as required by the PvP Rules. The Company does not use CAP as a basis for making compensation decisions. For a discussion of the Company’s executive compensation policies and programs and an explanation of how executive compensation decisions are made, please refer to the Compensation Discussion and Analysis.
Pay versus performance table
Year	Summary Compensation Table Total for PEO1	Compensation Actually Paid2 to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers3	Average Compensation Actually Paid2 to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands)	HEI Consolidated Adjusted Net Income5 (in thousands)
					Total Shareholder Return	Peer Group4 Total Shareholder Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$3,811,515	$4,046,729	$1,353,755	$1,241,936	$99	$117	$241,138	$230,562
2021	$5,933,523	$7,901,297	$3,002,679	$2,673,496	$95	$116	$246,166	$229,909
2020	$5,108,212	$315,826	$1,904,441	$794,294	$78	$99	$197,824	$225,181
1
2022: Mr. Seu; 2021 and 2020: Constance Lau (former HEI CEO).

2
Compensation Actually Paid is the summary compensation table total for the PEO (column (b) above) and average summary compensation table total for the Non-PEO NEOs (column (d) above), as applicable, with the adjustments to the value of pension and stock adjusted as set out below pursuant to Item 402(v)(2)(iii) of Regulation S-K.*

3
2022: Messrs. Ito, Murao and Hazelton and Mss. Kimura and Teranishi; 2021: Messrs. Seu, Murao, Hazelton and Richard Wacker (former ASB CEO) and Ms. Teranishi; 2020: Messrs. Seu, Murao, Hazelton and Wacker.

4
Edison Electric Institute Index.

5
HEI Consolidated Adjusted Net Income represents HEI consolidated net income, adjusted for certain items. See paragraphs entitled "Non-GAAP Net Income Metrics" in the Compensation Discussion and Analysis and “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

*
Adjustments pursuant to Item 402(v)(2)(iii) of Regulation S-K:

	PEO			Average Non-PEO Named Executive Officers
	2020	2021	2022	2020	2021	2022
Summary Compensation Table Total	$5,108,212	$5,933,523	$3,811,515	$1,904,441	$3,002,679	$1,353,755
Pension adjustments:
SCT reversal1	(576,610)	—	(236,512)	(375,524)	(274,111)	—
Service cost2	73,183	79,155	309,997	75,657	81,404	99,567
Stock adjustments:
SCT reversal3	(2,378,882)	(3,204,098)	(1,830,874)	(611,973)	(817,776)	(576,870)
New awards outstanding4	1,758,452	4,141,353	1,919,877	409,890	755,592	445,932
Change in value of prior year awards5	(1,510,281)	457,298	62,282	(297,021)	62,236	52,989
New awards vested during the year6	—	—	—	—	—	7,681
Vested prior year awards7	(2,158,248)	494,066	10,444	(311,176)	16,297	(59,380)
Forfeitures8	—	—	—	—	(152,825)	(81,738)
Compensation Actually Paid	$315,826	$7,901,297	$4,046,729	$794,294	$2,673,496	$1,241,936

1
See Item 402(v)(2)(iii)(A) of Regulation S-K.

2
See Item 402(v)(2)(iii)(B)(1)(i) of Regulation S-K.

3
See Item 402(v)(2)(iii)(C)(1) of Regulation S-K.

4
See Item 402(v)(2)(iii)(C)(1)(i) of Regulation S-K.

5
See Item 402(v)(2)(iii)(C)(1)(ii) of Regulation S-K.

6
See Item 402(v)(2)(iii)(C)(1)(iii) of Regulation S-K.

7
See Item 402(v)(2)(iii)(C)(1)iv) of Regulation S-K.

8
See Item 402(v)(2)(iii)(C)(1)(v) of Regulation S-K.

Executive Compensation Tables
Relationship between CAP and financial performance measures in the pay versus performance table.
CAP VERSUS TSR PERFORMANCE 2020-2022
CAP VERSUS NET INCOME 2020-2022
CAP Versus HEI Consolidated Adjusted Net Income 2020-2022

Executive Compensation Tables
Performance measures used to link company performance to executive compensation
The following performance measures, in our assessment, represent the most important performance measures used by us to link company performance to the compensation paid to our named executive officers for 2022. These performance measures are described in the Compensation Discussion and Analysis, in the tables entitled “2022 Annual Incentive Performance Metrics and Why We Use Them” and “2022-24 Long-Term Incentive Performance Metrics and Why We Use Them.”
HEI PEO1	HEI NON-PEO NEOs2	Utility NEO3	ASB NEO4
HEI consolidated adjusted net income	HEI consolidated adjusted net income	HEI consolidated adjusted net income	HEI consolidated adjusted net income
HEI 3-year average return on average common equity	HEI 3-year average return on average common equity	Utility consolidated net income	ASB adjusted net income
HEI 3-year average annual EPS growth	HEI 3-year average annual EPS growth	Utility operating metrics	ASB 3-year average return on equity
Utility decarbonization	Utility decarbonization	Utility decarbonization	ASB Return on Assets
HEI relative TSR	HEI relative TSR	HEI relative TSR	HEI relative TSR
Utility 3-year average annual return on average common equity
1
Mr. Seu

2
Messrs. Ito, Murao and Hazelton

3
Ms. Kimura

4
Ms. Teranishi

Proposal No. 3 Frequency of Future Advisory Votes on HEI’s Executive Compensation
Proposal No. 3 Frequency of Future Advisory Votes on HEI’s Executive Compensation
At the 2017 Annual Meeting, the shareholders voted in favor of holding an advisory vote on executive compensation (commonly referred to as a “say-on-pay” vote) every year. Thus, since that time we have included a say-on-pay vote in our proxy statement each year. Pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended by the Dodd-Frank Act, companies are required to ask shareholders at least once every six years how often they would like the company to hold such a vote. Thus, this year we are again asking you to vote on how often we should hold say-on-pay votes.
Under this Proposal No. 3, shareholders may vote to have the say-on-pay vote every year, every two years or every three years, or they may abstain from voting on this proposal. This proposal is an advisory vote, meaning that the result will not be binding on the Board.
HEI believes that say-on-pay votes should be conducted every year so that shareholders may annually express their views on the Company’s executive compensation. Accordingly, unless shareholders express a strong preference that say-on-pay votes be conducted less frequently, the Board plans to continue to conduct a say-on-pay vote every year.
FOR EVERY 1 YEAR Your Board recommends that you vote FOR a frequency of every 1 year for the advisory vote on HEI’s executive compensation (as opposed to every 2 years or every 3 years or abstaining).

Stock Ownership Information
Stock Ownership Information
Security ownership of certain beneficial owners
The table below shows the number of shares of HEI Common Stock beneficially owned as of February 9, 2023 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI’s wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawai‘i 96813.
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK
Name of Individual or Group	Sole Voting or Investment Power	Shared Voting or Investment Power1	Other Beneficial Ownership2	Restricted Stock Units3	Total	Percent of Class
BlackRock, Inc.4	10,211,814				10,211,814	9.33
The Vanguard Group, Inc.5	12,419,665	197,699			12,617,364	11.53
Nonemployee directors
Celeste A. Connors	10,367				10,367	*
Richard J. Dahl	19,641				19,641	*
Thomas B. Fargo		30,621			30,621	*
Elisia K. Flores	9,525				9,525	*
Peggy Y. Fowler		48,875			48,875	*
Micah A. Kāne	17,408				17,408	*
Michael J. Kennedy	8,989				8,989	*
Yoko Otani	974				974	*
Keith P. Russell	33,447				33,447	*
William James Scilacci, Jr.	10,695				10,695	*
Employee director and Named Executive Officer
Scott W. H. Seu	15,468		436	12,536	28,440	*
All other Named Executive Officers
Gregory C. Hazelton	12,440			—	12,440	*
Paul K. Ito	6,929			2,880	9,809	*
Kurt K. Murao	20,077			6,138	26,215	*
Ann. C. Teranishi	7,674	43		3,563	11,280	*
Shelee M.T. Kimura	11,532	1,295		5,527	18,354	*
All directors and executive officers as a group (16 persons)	185,166	80,834	436	30,644	297,080
*
Less than 1%

1
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

2
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

3
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 9, 2023 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

4
Based solely on information provided in a Schedule 13G report filed on January 24, 2023 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

5
Based solely on information provided in a Schedule 13G report filed on February 9, 2023 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires HEI’s executive officers, directors and persons who own more than ten percent of a registered class of HEI’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2022, except for one Form 4 filed late for Mr. Kennedy reporting shares granted to him upon his appointment to the Board effective in August 2022.

Other Relationships and Related Person Transactions
Other Relationships and Related Person Transactions
Related person transaction policy
The Board has adopted a related person transaction policy that is included in HEI’s Corporate Code of Conduct, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI’s Corporate Code of Conduct.
Family relationships between any HEI executive officer, director and nominee for director
There are no family relationships between any HEI executive officer, director or nominee for director.
Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected
There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.
Related person transactions with HEI or its subsidiaries
ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

Audit & Risk Committee Report
Audit & Risk Committee Report
The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Board has determined that the five directors currently serving on the Audit & Risk Committee (Messrs. Dahl, Russell and Scilacci and Mss. Flores and Otani) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Messrs. Dahl, Russell and Scilacci and Mss. Otani and Flores have also been determined by the Board to be “audit committee financial experts” on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI’s expense.
The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company’s enterprise risk assessment and risk management framework, including discussions regarding significant risks and management plans to address these risks. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, the Audit & Risk Committee formed a non-fiduciary cybersecurity working group comprised of directors from HEI, the Utility and ASB boards to assist the Audit & Risk Committee in monitoring the condition and effectiveness of the Company’s cybersecurity program and evolving cybersecurity risks. Management has the primary responsibility for HEI’s consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI’s consolidated financial statements and on the Company’s internal control over financial reporting based on its integrated audits.
Independence and retention of registered public accounting firm and recommendation to include financial statements in Form 10-K
The Audit & Risk Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. The Audit & Risk Committee is also involved in the selection of the independent auditor’s lead audit partner. The Audit & Risk Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Annually, the Audit & Risk Committee reviews the independent auditor’s qualifications, performance and independence in connection with the committee’s determination of whether to retain the independent auditor. In its evaluation, the Audit & Risk Committee considers several factors, including, but not limited to:
•
the independent auditor’s capabilities and technical expertise and knowledge of the Company’s operations and the industries in which it conducts its business;

•
service levels, quality and efficiency of the audit performed by the independent auditor, including the results of an internal survey of the independent auditor’s performance;

•
external information relating to audit quality and performance, such as the most recent Public Company Accounting Oversight Board (PCAOB) report on the independent auditor;

•
the appropriateness of audit fees compared to the value received, as well as evaluating fees on both an absolute basis and as compared to peers;

•
if applicable, an evaluation of the independent auditor’s known legal risks and significant proceedings; and

•
the independent auditor’s independence.

Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm, provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the PCAOB. Based on its review of the disclosure statements and discussions with Deloitte, including the consideration of whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining independence, the Audit & Risk Committee satisfied itself as to the independence of the external auditor. In addition, based on the committee’s annual evaluation of Deloitte, the Audit & Risk Committee believes that it is in the best interests of the Company and its shareholders to retain Deloitte to serve as the Company’s independent auditor for the year ending December 31, 2023.
In connection with its responsibilities, the Audit & Risk Committee held 11 regular meetings and no special meetings in 2022 with management and Deloitte. In its meetings with management and Deloitte, the Audit & Risk Committee’s review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, such as the audit strategy and results of the audit.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. Rather, in performing its oversight functions, the Audit & Risk Committee necessarily relies on the work and assurances of the Company’s management and internal audit group as well as the Company’s independent auditor whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and on the effectiveness of internal control over financial reporting. Based on its reviews and discussions with management and Deloitte described herein and review of Deloitte’s representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI’s

Audit & Risk Committee Report
audited consolidated financial statements be included in HEI’s 2022 Form 10-K. The Audit & Risk Committee also recommended that Deloitte be re-appointed as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and serve until the Company’s annual meeting of shareholders in 2024 and that the Board submit this appointment to the Company’s shareholders for ratification at the Annual Meeting.
Audit & Risk Committee
William James Scilacci, Jr., Chair
Richard J. Dahl
Elisia K. Flores
Yoko Otani
Keith P. Russell

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm for 2023
Proposal No. 4: Ratification of Appointment of
Independent Registered Public Accounting Firm for 2023
At the 2023 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI’s independent registered public accounting firm for the year ending December 31, 2023 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2023 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Auditors’ fees
The following table sets forth the fees paid or payable to Deloitte, the Company’s independent registered public accounting firm for 2021 and 2022:
	2021		2022
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric, and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404) and quarterly reviews	$2,981,900	93	$3,153,000	97
Audit-related fees (primarily consisted of fees associated with agreed upon procedures)	177,000	5	97,000	3
Tax fees (consisted of tax return review)	55,500	2	—	—
All other fees	—	—	—	—
	$3,214,400	100	$3,250,000	100
Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of non-audit services was compatible with the maintenance of the auditor’s independence.
In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI’s shareholders.
Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2023.

About the 2023 Annual Meeting
Proxy Statement
HEI is soliciting proxies for the 2023 Annual Meeting scheduled for Friday, May 5, 2023, at 10:00 a.m., Hawai‘i Time. The 2023 Annual Meeting will be conducted in person at the American Savings Bank Campus, 300 N. Beretania Street, 7th Floor, Kākou 1 & 2, Honolulu, HI 96817. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawai‘i 96808-0730.
The approximate mailing date for this Proxy Statement, form of proxy and 2022 Annual Report to Shareholders is March 24, 2023. The 2022 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.
About the 2023 Annual Meeting

TIME AND DATE	LOCATION	RECORD DATE
Friday, May 5, 2023 at 10:00 a.m., Hawai‘i Time	The 2023 Annual Meeting will be conducted in-person at American Savings Bank Campus, 300 N. Beretania St., 7th Floor, Kākou 1 & 2, Honolulu, HI 96817	March 1, 2023
Attendance
The 2023 Annual Meeting will be conducted in person.
Attendance will be limited to:
•
shareholders of record (i.e., shareholders who own shares registered in their own name on the books of HEI) on the record date;

•
beneficial owners of HEI Common Stock having evidence of ownership as of the record date and entitlement to vote at the meeting;

•
authorized representatives of absent shareholders; and

•
invited guests of HEI management.

If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.
If you are representing an entity that is a shareholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote, or letter of authorization on the entity’s letterhead). Only one authorized representative may attend per absent shareholder.
In order to be admitted to the 2023 Annual Meeting, you will need to present government-issued photo identification (such as a driver’s license or passport) at registration.
To ensure that we can accommodate the greatest number of shareholders at our 2023 Annual Meeting, we reserve the right to limit the number of authorized representatives for any shareholder who may attend the meeting and to restrict the admission of guests or other attendees who are not shareholders.
No cameras, recording equipment, large bags or packages will be permitted in the 2023 Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices during the 2023 Annual Meeting is strictly prohibited.
Measures designed to protect against the spread of COVID-19 may also be enforced at the meeting. Such measures may include distancing and mask requirements, among others.

Voting Procedures
Voting Procedures
Electronic access to proxy materials
HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources and reduce carbon emissions, this method of delivery reduces the amount of paper necessary to produce these materials, reduces carbon emissions from transporting and delivery of materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On or about March 24, 2023, a Notice of Internet Availability of Proxy Materials (Notice) was mailed to certain shareholders and our proxy materials was posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials at no cost to the shareholder. The Notice and website provide information regarding how to request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
If you currently receive HEI’s proxy materials in printed form and would like to receive them electronically in the future, please follow the instructions to vote using the internet. Once you enter www.proxyvote.com, go to Delivery Settings and indicate that you agree to receive or access proxy materials electronically in future years.
Eligibility to vote
Only persons who owned shares of HEI Common Stock as of the close of business on March 1, 2023 (the proxy record date) are entitled to vote.
Shares outstanding and entitled to vote
On March 1, 2023, 109,572,075 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.
Quorum requirements
A quorum is needed to conduct business at the 2023 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on March 1, 2023 and entitled to vote, and present in person or by proxy at the 2023 Annual Meeting, constitutes a quorum. Abstentions and broker nonvotes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2023 Annual Meeting.
Voting shares held directly with the Company
Whether or not you plan to attend the 2023 Annual Meeting, please take the time to vote. You may vote before the 2023 Annual Meeting via the Internet, by touch tone telephone or by mail, or in person during the 2023 Annual Meeting.
The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the applicable Internet website.
You will need to have available the 16-digit control number included on your Notice or your proxy card, as applicable.
BEFORE THE MEETING
1.
BY INTERNET: You may vote online by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board’s recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

DURING THE MEETING
4.
IN PERSON: You or your proxy may vote your shares by attending the 2023 Annual Meeting and voting in person.

Voting Procedures
Voting shares held in street name (e.g., through a broker, trustee or other holder of record)
If your shares are held in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI’s independent registered public accounting firm is considered a routine matter. The election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency of advisory votes on executive compensation are considered nonroutine matters. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.
You may not vote shares held in “street name” at the 2023 Annual Meeting unless you obtain a legal proxy from your broker or holder of record.
Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan
If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan (ASB 401(k) Plan), you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.
For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan and the ASB 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the Plan shares for which voting instructions were given.
Changing your vote
If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2023 Annual Meeting in one of three ways:
•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote in person at the 2023 Annual Meeting (if your shares are registered in your name on HEI’s books or if your shares are held in “street name” and you have a legal proxy from your broker or other holder of record).

Vote requirements
If a quorum is present at the 2023 Annual Meeting, then:
•
A director will be elected if the director nominee receives more “FOR” votes than “AGAINST” votes. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present. Similarly, abstentions will also not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST,” or “ABSTAIN.”

•
Since the votes on executive compensation and frequency of votes on executive compensation are advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.

However, the Board and its Compensation & Human Capital Management Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on these proposals without your instructions because these proposals are considered nonroutine matters. For the proposal to adopt a resolution approving the compensation of HEI’s named executive officers, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”
For the proposal concerning how frequently HEI should hold advisory votes on its executive compensation, your options are to vote for a frequency of every “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.”
•
The appointment of HEI’s independent registered public accounting firm will be ratified if more votes are cast “FOR” than “AGAINST” such ratification. This is a routine matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

Voting Procedures
Counting the votes and confidentiality
Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:
•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the 2023 Annual Meeting
HEI has no business to be presented at the 2023 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2023 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your shares in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.
Postponement or adjournment of Annual Meeting
If the 2023 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2023 Annual Meeting.

Other Information
Other Information
Proxy solicitation and related cost
HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $10,000 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.
Deadline for submitting a proposal to be included in the proxy statement for next year’s Annual Meeting pursuant to Rule 14a-8 of the Exchange Act
Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2024 Annual Meeting of Shareholders (2024 Annual Meeting) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Corporate Secretary in writing. The proposal must be received by November 25, 2023.
Nominating directors for inclusion in the proxy statement for next year’s Annual Meeting (proxy access)
Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2024 Annual Meeting must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2023 Annual Meeting.
To be timely for the 2024 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than November 25, 2023, and no earlier than October 26, 2023.
Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of November 25, 2023, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.
Recommend persons as potential nominees to serve on the Board
Outside of the director nomination process described below, the Nominating and Corporate Governance Committee will also consider informal recommendations by shareholders for director candidates. Shareholders may send such recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawai‘i 96808-0730. Recommendations must be received by November 25, 2023 for consideration by the Nominating and Corporate Governance Committee for the 2024 Annual Meeting. The recommendation must include (a) a résumé and other relevant biographical information regarding the person’s skills and qualifications to serve on the Board, (b) such person’s consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.
Bringing other business matters or nominations before the 2024 Annual Meeting
Shareholders who wish to present business before the 2024 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2024 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2023 Annual Meeting.
To be timely for the 2024 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than February 5, 2024, and no earlier than January 6, 2024.
In addition to satisfying the requirements under our Bylaws with respect to advance notice of any director nomination, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the required notice of intent to solicit proxies to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2023 Annual Meeting (no later than March 6, 2024 for the 2024 Annual Meeting of Stockholders).
Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2024 Annual Meeting: a brief description of the business desired to be brought before the 2024 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2024 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person’s Ownership Information, (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act,

Other Information
and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person’s Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.
“Householding” and provision of additional copies of proxy materials upon request
As permitted by rules of the SEC, HEI has adopted a procedure referred to as “householding,” under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials, the environmental burden of excess paper usage and carbon emissions associated with transportation and delivery. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
* * *
Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2023 Annual Meeting.
March 24, 2023	Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Exhibit A
Exhibit A
Reconciliation of GAAP1 to Non-GAAP Measures: Incentive Compensation Adjustments
HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI’s management may use certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management’s performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)
Years ended December 31	2022	2021	2020	2019
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$241.1	$246.2	$197.8	$217.9
Excluding special items (after-tax) for EICP and LTIP purposes:
Reversal of allowance for credit losses related to the pandemic2	(3.9)
Branch lease termination costs (gain on sale of branches)	(0.5)
Gain on sale of an investment by Pacific Current3	(6.2)
Non-GAAP (adjusted) net income for 2022 EICP purposes	230.6
Excluding special items (after-tax) for LTIP purposes only:
Allowance (reversal of allowance) for credit losses related to the pandemic2	(5.7)	(16.8)	25.2	—
Executive officer settlement4	—	1.4	—	—
State Unemployment Tax assessment5	—	(0.9)	—	—
COVID-19 related expenses6	—	—	3.7	—
Branch lease termination costs (gain on sale of branches)	0.4	—	0.6	—
Gain from VISA stock sale, net	—	—	(2.2)	—
Sale of former headquarters, net of campus transition costs	—	—	—	(5.6)
Pension defeasement7	(1.0)	(1.1)	(0.1)	—
Non-GAAP (adjusted) net income for 2020-22 LTIP purposes	$224.3	$228.8	$225.1	$212.3
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$2.20	$2.25	$1.81	$2.00
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes	2.05	2.09	2.06	1.95
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP	10.5	10.4	8.6
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes8	9.8	9.7	9.7
ASB NET INCOME
GAAP (as reported)	$80.0	$101.2
Excluding special items (after-tax) for EICP and LTIP purposes:
Reversal of allowance for credit losses related to the pandemic2	(3.9)
Branch lease termination costs (gain on sale of branches)	(0.5)
Non-GAAP (adjusted) net income for 2022 EICP purposes	75.6
Excluding special items (after-tax) for LTIP purposes only:
Allowance (reversal of allowance) for credit losses related to the pandemic2	(5.7)	(16.8)
Executive officer settlement4	—	1.4
State Unemployment Tax assessment5	—	(0.9)
Branch lease termination costs (gain on sale of branches)	0.4	—
Pension defeasement7	(1.0)	(1.1)
Non-GAAP (adjusted) net income for 2020-22 LTIP purposes	$69.3	$83.8
A-1

Exhibit A
Years ended December 31	2022	2021	2020	2019
ASB RETURN ON AVERAGE COMMON EQUITY (%)
Based on GAAP	14.1	13.8
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes8	12.2	11.4
ASB EFFICIENCY RATIO (%)
Based on GAAP	66.3	65.3
Adjustment for pre-tax ASB items above	0.3	0.3
Based on non-GAAP (adjusted) for 2020-22 LTIP purposes9	66.6	65.6
Note: Columns may not foot due to rounding
1
Accounting principles generally accepted in the United States of America.

2
Extraordinary provision for credit losses in 2020 arose primarily from an unforeseen increase in reserves for the commercial, commercial real estate and consumer loan portfolios for expected credit deterioration due to the COVID-19 pandemic. In 2021 and 2022, there were extraordinary negative provisions for credit losses primarily due to favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

3
Gain on the sale of an equity method investment by Pacific Current.

4
Portion of amounts paid in settlement of claims brought against ASB by its former CEO. See Exhibit 10.1 to Form 10-Q filed with the SEC on August 9, 2021.

5
Lower actual state unemployment tax assessment compared to budget resulting from a freeze in unemployment tax rates during 2021.

6
COVID-19 related expenses including safety protection equipment and cleaning supplies, additional compensation to frontline employees and excess leave employees were not able to use in 2020.

7
ASB expense (gain) on pension defeasement. Pension defeasement refers to ASB’s initiative to manage risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. The Compensation & Human Capital Management Committee deemed it appropriate to exclude these pension amounts for purposes of determining net income for the 2020-22 LTIP because the Company’s consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy.

8
Calculated as non-GAAP adjusted net income divided by average GAAP common equity

9
Calculated as non-GAAP adjusted noninterest expense divided by the sum of net interest income and noninterest income.

A-2

BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC.P.O. BOX 1342 EDGEWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 4, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 2, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 4, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 2, 2023 for shares held in a
Plan. Have your proxy card in hand when you call and follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D98443-P86219KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYHAWAIIAN ELECTRIC INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:1.Elect Ten Directors: Nominees: 1a. Thomas B. Fargo 1b. Celeste A. Connors 1c. Richard J. Dahl 1d. Elisia K. Flores 1e. Peggy Y. Fowler 1f. Micah A. Kāne 1g. Michael J. Kennedy 1h. Yoko Otani 1i. William James Scilacci, Jr. 1j. Scott W. H. Seu For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FORForAgainstAbstainproposal 2.2.Advisory vote to approve the compensation of HEI's!!!named executive officers.The Board of Directors recommends you vote1 Year2 Years3 YearsAbstain1 Year on the following proposal 3.3.Advisory vote on the frequency of future advisory!!!!votes on HEI's executive compensation.The Board of Directors recommends you vote FORForAgainstAbstainproposal 4.4.Ratification of the appointment of Deloitte & Touche LLP!!!as HEI's independent registered public accountantfor 2023. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.D98444-P86219HAWAIIAN ELECTRIC INDUSTRIES, INC.Annual Meeting of ShareholdersMay 5, 2023 10:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned hereby constitutes and appoints Scott W. H. Seu, Kurt K. Murao and Thomas B. Fargo, and each of them individually the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 5, 2023, or at any adjournment or postponement thereof.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD at American Savings Bank Campus, 300 N. Beretania St., 7th Floor, Kākou 1 and 2, Honolulu, HI 96817.It is important that you retain a copy of the control number found on the Proxy Card, Voting Instruction Form or Notice, as such number will be required in order for shareholders to vote at the Annual Meeting of Shareholders.If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2 and 4 and 1 YEAR for proposal 3. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof. Continued and to be signed on reverse side